                                 [LOGO]

                                NORTHSTAR
                             ADVANTAGE FUNDS


                       ANNUAL REPORT TO SHAREHOLDERS

                             DECEMBER 31, 1995






                                 [LOGO]

NORTHSTAR ADVANTAGE FUNDS
ANNUAL REPORT,
DECEMBER 31, 1995

Dear Shareholders:

We are pleased to provide you with the annual report of the Northstar Advantage Funds for the year ended December 31, 1995. We are gratified with your decision to entrust your assets to the Northstar Advantage Funds and are confident that we can assist you in reaching your financial objectives. Our goal is to provide you with long term, consistent and superior long term investment results through fundamental research, analysis, and traditional investment disciplines. Following this letter is a summary of the results of each Fund by its respective portfolio manager. We hope you will find it informative.

    During 1995, many favorable changes occurred which benefited the stock and bond markets. Investors began the year with substantial fears of further large increases in interest rates driven by rising inflation and an overheated economy. These fears were quickly proven to be incorrect. Although the Federal Reserve Board did raise short term interest rates slightly on February 1st, that proved to be the last in a series of Fed tightening moves. Economic growth in the U.S. slowed to a moderate 2 1/2% rate, and long term interest rates fell sharply from over 8% last winter to just over 6% currently.

    The result of the "soft landing" or moderate growth/moderate inflation strategy by the Fed produced a solid rise in bond prices of about 17% or more and a sharp rise in the major stock market indices of over 33.4% for the twelve months ended 12/31/95. Stock prices again were supported by excellent gains in corporate profits even as economic growth slowed somewhat. The efficiency, productivity, and world class competitiveness of so many U.S. companies is finally being recognized by investors despite so many "experts" who had forecast recession, high inflation and a decline in corporate profits.

    Our outlook for both the bond and stock markets in 1996 remains favorable. Government bond prices have improved strongly while other segments, especially high yield bonds, continue to perform well. Stock markets have remained favorable during the fall. In coming months we expect the President and Congress to hammer out a long term budget which will reduce sharply the federal deficit. We also expect the Fed to follow with another interest rate cut. Based on these actions and continued low inflation, we believe that both stock and bond markets should produce positive returns in 1996.

    We note with great conviction that attempts to "time" the market often prove counterproductive. Investors are strongly urged to focus on the long term. Consistent disciplined investing is the proven method of achieving attractive returns and meeting your financial objectives. We continue to support this philosophy and look forward to serving your investment needs in the future.

Sincerely,

             [SIG]

Mark Lipson
President
January 31, 1996

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
    - Performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge. When sales charges are included, Fund performance reflects the maximum sales charge for each class of shares.

    - Class T shares of each Fund represent the largest asset class of each Fund. Class T shares are no longer available for purchase by new investors and may be purchased only under limited circumstances by existing Class T shareholders. Since June 5, 1995, each Fund began offering three new classes of shares (Class A, B, and C), each representing a unique pricing structure for purchasing shares of the Funds. Performance information relating to each Class of shares of each Fund is contained in the performance graph for each Fund.

    - Each Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    - Each Fund's portfolio composition may change and there is no assurance the Fund will continue to hold any particular securities.

    - Past performance is not indicative of future results.

ABOUT INDICES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

    - Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks is widely regarded by investors as representative of the stock market in general.

    - The CPI is an index of the prices paid by consumers for consumer goods and services. The index is prepared by the Bureau of Labor Statistics. The index is widely regarded by investors as the key measure of inflation in the U.S. economy.

    - The unmanaged Russell 2000 Index is generally representative of the performance of the stocks of small-capitalization companies.

    - Lehman Brothers Inc. is the principal subsidiary of publicly-held Lehman Brothers Holdings, Inc. It is engaged principally in raising and managing funds in capital markets worldwide. Lehman Brothers indices measure the performance of fixed income securities over various time periods and in various groupings. The indices are unmanaged, but exclude small, illiquid and/or esoteric bonds from the indices. We believe that about two-thirds of fixed income index users rely on one or more of Lehman Brothers Fixed Income Indices.

    - An investment cannot be made in any indices listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

      NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES FUND

                                                                   [PHOTO][LOGO]
                                                               MARGARET D. PATEL
   INVESTMENT ENVIRONMENT

    THE MARKETS

         - Slow economic growth, subdued inflation, strong foreign purchases of governments, and optimism over an accord to reach a balanced federal budget caused long term interest rates to decline in the quarter. Treasury bonds due in 30 years dropped from 7.87% at the end of December, 1994, to 5.94% at year-end 1995. The overnight Federal Funds rate declined from approximately 6.00% to 5.50% over the same period.

         - The economy is likely to continue to grow at moderate rates of 2.5% or less over the next few quarters, with inflation remaining at today's low levels around 2 1/2% to 2 3/4%.

         - The Federal Reserve may well make further modest cuts in the Fed Funds rate over the next few months, if it appears that economic growth may slip below the current low rate of expansion.

    THE FUND

         - In the year ended December 31, 1995 the Fund (T shares) rose 22.90%, versus an increase of 17.34% for the average fund in the Lipper general U.S. government fund category. The Fund benefited from its longer than average maturity, which caused prices of bonds held in the Fund to rise more than those held in the average portfolio as interest rates dropped over the last three months.

         - During the year's first half, the Fund first increased its holdings of long duration zero coupon Treasuries and agencies, and reduced its premium coupon GNMA holdings. In 1995's final quarter, the Fund reduced its long duration issues, and reinvested the proceeds in slight discount GNMA 6.5% issues, resulting in the percentage of mortgage securities rising from 54.1% at 9/30/95 of the portfolio to 72.7% at year end.

         - Because of the substantial price outperformance of the strips versus mortgages, the Fund was able to slightly increase the yield of the Fund through these transactions. Intermediate term securities, such as GNMAs, represent attractive investment value now because their yields are very close to those of long maturity issues.

    CURRENT STRATEGY

         - We expect long term interest rates to stay around current levels, or possibly to decline somewhat if the economy continues to grow at a subdued level with inflation in check. Since it is likely that any further rate declines may not be as large as those of 1995 (when long term government yields dropped from 7.87% to 5.94% during the year), we expect to maintain the focus of the portfolio. Holdings of longer term zero coupon bonds whose prices are extremely sensitive to small changes in interest rates have been reduced, while those of GNMA securities which we feel represent attractive investment value, have been increased.

     ---------------------------------------------------------------------------
    FUND INFORMATION (ALL DATA IS AS OF 12/31/95)
    ----------------------------------------------------------------------------

    LARGEST HOLDINGS (BY PERCENT OF TOTAL ASSETS)

           NAME                                % FUND
1.         GNMA 7.0% 7/15/24                    44.6%
2          GNMA 6.5%                            22.4
3.         FNMA 0% 10/09/19                     14.2
4.         FHLM 0% 11/29/19                     12.4
5.         GNMA 7.5% 4/15/23-7/15/24             5.8
                                                 ---
                                                99.4%


                  SECTOR ALLOCATION

           NAME                                % FUND
           GNMAs                                72.8%
           US Agencies                          26.6

                 NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES FUND

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NORTHSTAR ADVANTAGE
    GOVERNMENT SECURITIES FUND AND COMPARATIVE INDICES FROM INCEPTION OF EACH CLASS OF SHARES THROUGH THE FUND'S FISCAL YEAR END.

    In accordance with the reporting requirements of the Securities and Exchange Commission, the following data is supplied for the fiscal year ended December 31, 1995, with all distributions reinvested in shares. The average annualized total return for Class A shares of 9.07% for the period since the classes' inception on June 5, 1995 reflects payment of the maximum sales charge of 4.75%. Average annualized total returns of 8.63% and 16.01% since inception on June 5, 1995 for Class B and Class C shares, respectively, and total annual returns since inception on February 3, 1986 for Class T shares of 7.96%, reflect applicable contingent deferred sales charges (maximum contingent deferred sales charge for Class B of 5.00% declines to 0% and Class T shares of 4.00% declines to 0% after five years; and maximum charge for Class C shares is 1.00% during the first year of investment only). All performance data shown represents past performance, and should not be considered indicative of future performance.

           NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES FUND -- CLASS A NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES FUND -- CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             CLASS A   LEHMAN INT GOV'T        CPI
6/5/95         9,525             10,000     10,000
6/30/95        9,450             10,064     10,010
7/31/95        9,672             10,069     10,030
8/31/95        9,684             10,152     10,040
9/30/95        9,764             10,220     10,050
10/31/95       9,777             10,332     10,080
11/30/95       9,801             10,458     10,080
12/31/95       9,918             10,562     10,080
             CLASS B   LEHMAN INT GOV'T        CPI
6/5/95        10,000             10,000     10,000
6/30/95        9,338             10,064     10,010
7/31/95        9,166             10,069     10,030
8/31/95        9,430             10,152     10,040
9/30/95        9,643             10,220     10,050
10/31/95       9,990             10,332     10,080
11/30/95      10,204             10,458     10,080
12/31/95      10,483             10,562     10,080

           NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES FUND -- CLASS C NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES FUND -- CLASS T
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              CLASS C   LEHMAN INT GOV'T        CPI
6/05/95        10,000             10,000     10,000
6/30/95         9,729             10,064     10,010
7/31/95         9,548             10,069     10,030
8/31/95         9,820             10,152     10,040
9/30/95        10,040             10,220     10,050
10/31/95       10,390             10,332     10,080
11/30/95       10,593             10,458     10,080
12/31/95       10,883             10,562     10,080
              CLASS T   LEHMAN INT GOV'T        CPI
2/03/86        10,000             10,000     10,000
2/86           10,230             10,237      9,980
3/86           10,254             10,512      9,920
4/86           10,339             10,582      9,880
5/86           10,066             10,445      9,910
6/86           10,309             10,698      9,950
7/86           10,403             10,816      9,960
8/86           10,527             11,068      9,970
9/86           10,542             10,964     10,010
10/86          10,719             11,102     10,030
11/86          10,839             11,208     10,050
12/86          10,849             11,238     10,090
1/87           10,985             11,339     10,150
2/87           11,054             11,395     10,191
3/87           10,855             11,370     10,232
4/87           10,552             11,169     10,283
5/87           10,457             11,144     10,314
6/87           10,480             11,276     10,355
7/87           10,471             11,301     10,386
8/87           10,366             11,271     10,428
9/87           10,138             11,131     10,469
10/87          10,274             11,462     10,501
11/87          10,271             11,531     10,543
12/87          10,337             11,643     10,564
1/88           10,654             11,932     10,606
2/88           10,847             12,058     10,617
3/88           10,698             12,007     10,648
4/88           10,631             11,987     10,702
5/88           10,649             11,929     10,734
6/88           10,663             12,124     10,777
7/88           10,620             12,088     10,820
8/88           10,616             12,103     10,852
9/88           10,740             12,313     10,907
10/88          10,854             12,483     10,939
11/88          10,696             12,375     10,972
12/88          10,644             12,388     11,005
1/89           10,773             12,511     11,049
2/89           10,734             12,458     11,082
3/89           10,760             12,516     11,138
4/89           10,931             12,769     11,216
5/89           11,130             13,015     11,272
6/89           11,371             13,347     11,294
7/89           11,518             13,618     11,339
8/89           11,410             13,434     11,339
9/89           11,465             13,499     11,362
10/89          11,699             13,782     11,419
11/89          11,824             13,919     11,453
12/89          11,894             13,959     11,499
1/90           11,655             13,873     11,602
2/90           11,815             13,924     11,649
3/90           11,825             13,941     11,695
4/90           11,677             13,895     11,731
5/90           12,005             14,192     11,754
6/90           12,176             14,379     11,825
7/90           12,377             14,581     11,884
8/90           12,254             14,528     11,979
9/90           12,309             14,658     12,063
10/90          12,454             14,861     12,147
11/90          12,706             15,086     12,171
12/90          12,914             15,294     12,220
1/91           13,093             15,451     12,269
2/91           13,165             15,546     12,281
3/91           13,253             15,631     12,281
4/91           13,358             15,792     12,318
5/91           13,463             15,881     12,355
6/91           13,506             15,893     12,380
7/91           13,707             16,065     12,404
8/91           13,910             16,370     12,442
9/91           14,115             16,648     12,479
10/91          14,336             16,838     12,504
11/91          14,389             17,035     12,554
12/91          14,818             17,449     12,592
1/92           14,540             17,282     12,604
2/92           14,673             17,335     12,629
3/92           14,559             17,266     12,680
4/92           14,661             17,421     12,705
5/92           14,932             17,681     12,731
6/92           15,137             17,935     12,769
7/92           15,582             18,280     12,807
8/92           15,652             18,466     12,833
9/92           15,860             18,721     12,858
10/92          15,429             18,496     12,910
11/92          15,692             18,421     12,936
12/92          16,264             18,658     12,962
1/93           16,786             19,005     12,987
2/93           17,311             19,285     13,026
3/93           17,321             19,356     13,052
4/93           17,422             19,507     13,105
5/93           17,432             19,454     13,131
6/93           18,311             19,736     13,144
7/93           18,688             19,776     13,157
8/93           19,723             20,071     13,183
9/93           19,775             20,153     13,197
10/93          19,972             20,201     13,263
11/93          19,194             20,102     13,289
12/93          19,270             20,185     13,316
1/94           19,789             20,385     13,329
2/94           18,621             20,105     13,369
3/94           17,638             19,812     13,396
4/94           17,407             19,683     13,423
5/94           17,365             19,697     13,436
6/94           17,247             19,701     13,476
7/94           17,551             19,959     13,517
8/94           17,547             20,017     13,571
9/94           17,330             19,850     13,598
10/94          17,248             19,854     13,612
11/94          17,205             19,767     13,625
12/94          17,379             19,832     13,652
1/95           17,697             20,156     13,693
2/95           18,077             20,545     13,734
3/95           18,097             20,658     13,762
4/95           18,300             20,897     13,817
5/95           19,134             21,487     13,858
6/95           19,071             21,624     13,872
7/95           18,722             21,635     13,900
8/95           19,261             21,812     13,914
9/95           19,679             21,958     13,928
10/95          20,390             22,200     13,970
11/95          20,791             22,471     13,970
12/31/1995     21,361             22,693     13,970

     NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES FUND
                                                                          [LOGO]

           NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES FUND
           PORTFOLIO OF INVESTMENTS
           DECEMBER 31, 1995

Security                                                   Principal
Amount                                                                      Value
--------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES - 99.38%
Federal Home Loan Mortgage Corp., 0% due 11/29/19        $90,000,000  $19,478,700
Federal National Mortgage Association, 0% due 10/09/19   102,000,000   22,318,620
GNMA Pool # TBA, 6.50%, due 1/15/99                        3,000,000    2,975,610
GNMA Pool #367856, 6.50%, due 9/15/23                      1,702,880    1,690,620
GNMA Pool #367431, 6.50%, due 12/15/23                     1,963,609    1,949,471
GNMA Pool #372896, 6.50%, due 12/15/23                     1,713,738    1,701,399
GNMA Pool #366750, 6.50%, due 3/15/24                      4,189,719    4,159,553
GNMA Pool #376430, 6.50%, due 3/15/24                      2,755,567    2,735,727
GNMA Pool #351481, 6.50%, due 4/15/24                      3,915,340    3,887,150
GNMA Pool #352824, 6.50%, due 4/15/24                      1,839,821    1,826,575
GNMA Pool #780035, 6.50%, due 7/15/24                      3,811,383    3,786,342
GNMA Pool #411355, 6.50%, due 12/15/25                     2,436,184    2,418,643
GNMA Pool #417514, 6.50%, due 12/15/25                     2,157,235    2,141,703
GNMA Pool #420591, 6.50%, due 12/15/25                     1,965,300    1,951,150
GNMA Pool #420596, 6.50%, due 12/15/25                     1,995,150    1,980,785
GNMA Pool #421387, 6.50%, due 12/15/25                     1,960,000    1,945,888
GNMA Pool #780144, 7.00%, due 7/15/24                     69,115,749   69,979,005
GNMA Pool #348628, 7.50%, due 4/15/23                      3,098,347    3,198,021
GNMA Pool #337620, 7.50%, due 4/15/23                        964,080      995,094
GNMA Pool #334644, 7.50%, due 6/15/23                        949,784      980,338
GNMA Pool #340821, 7.50%, due 6/15/23                        943,629      973,986
GNMA Pool #359515, 7.50%, due 5/15/24                        941,702      969,350
GNMA Pool #375893, 7.50%, due 6/15/24                        960,794      989,003
GNMA Pool #397463, 7.50%, due 6/15/24                        949,338      977,210
                                                                      -----------
TOTAL INVESTMENT SECURITIES - 99.38%
(cost $146,502,019)                                                   156,009,943
REPURCHASE AGREEMENT - 2.29%
Agreement with State Street Bank and Trust bearing
interest at 5.25% dated 12/29/95 to be repurchased
1/02/96 at $3,596,097 and collateralized by $3,585,000
U.S. Treasury Notes, 6.875% due 10/31/96, value
$3,669,762 (cost $3,595,572)                               3,594,000    3,595,572

Liabilities in excess of other assets - (1.67%)                        (2,622,266)
                                                                      -----------
Net Assets - 100.00%                                                  $156,983,249
                                                                      -----------
                                                                      -----------

                See accompanying notes to financial statements.

   NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND

                                                      [PHOTO][LOGO][PHOTO][LOGO]
                                            THOMAS OLE DIAL  PRESCOTT B. CROCKER
   INVESTMENT ENVIRONMENT

    THE MARKETS

         - American government bond markets posted the third strongest yearly total return of the century in 1995 when investor sentiment shifted from the expectation of accelerating economic growth to the reality of economic soft landing. In the backdrop of benign inflation pressures the Federal Reserve lowered interest rates 1/2% while interest rates in the long treasury market dropped 2 percentage points to 6%. 1996 is expected to bring further declines in short interest rates of up to 1 percentage point while long rates are expected to trade in a range of 5.5% to 6.5%.

         - Broad stock indexes achieved dramatic total returns of 33.4%, as measured by the Dow, as American corporate earnings grew 25% and multiples were bolstered by the dramatic drop in long interest rates. Expected future earnings growth of 10-15% and stable bond markets support a positive outlook for equity markets in 1996.

         - High Yield markets completed a highly successful year with broad indexes providing between 17 and 19% in total return. Investor fund flows into high yield funds totaled $16.2 billion and provided strong technical strength to the market. Although default rates moved higher as the year progressed and high yield to treasury spreads increased some 100 basis points, total returns were highest in the non rated corporate categories. Single B rated bonds returned 16.6%. 1996 outlook is also positive in response to strong technical demand and continued moderate economic growth.

         - Emerging bond markets suffered heavily in the first quarter in response to the Mexican Peso crisis but rallied strongly in the final months to post high returns of some 45% for broad indexes. High relative yields and improving emerging economies provide a positive outlook for returns in 1996.

         - Foreign Markets were also strong throughout the year outperforming the U.S. while yield spreads generally narrowed 15 to 40 basis points to the U.S. yield curve when foreign central banks continued to ease. The dollar strengthened against the Yen and European currencies.

    THE FUND

         - The Fund's NAV moved from $11.71 to $12.39 over the year to provide a total return of 14.5% for Class T shares.

         - Duration was maintained between four and seven years over the year in an effort to keep NAV price volatility low.

         - Portfolio weightings averaged 25% in U.S. government bonds, 25% in foreign government bonds, 40% in U.S. High Yield and 10% in Emerging market debt.

    CURRENT STRATEGY

         - The Fund will adjust its duration to exploit the expected range of 5 1/2 to 6 1/2% in the long bond market.

         - Emerging Market position will be strengthened further as opportunities arise on price consolidation.

         - High Yield holdings will continue to be characterized as high quality and will be overweighted.

     ---------------------------------------------------------------------------
    FUND INFORMATION (ALL DATA IS AS OF 12/31/95)
    ----------------------------------------------------------------------------

               TOP 10 HOLDINGS
           NAME                         % FUND
 1.        U.S. Treas 6.125% '99          6.8%
 2.        Australia 12.0% '99            5.2
 3.        U.S. Treas 9.125% '99          2.7
 4.        New Zealand 6.5% '00           2.5
 5.        GNMA 6.5%                      2.3
 6.        British Columbia 9.0%
           '01                            2.2
 7.        Canada 9.5 % '98               2.2
 8.        Ralph's 11.0% '05              1.9
 9.        Cal En. 0% '04                 1.7
10.        Americo Life                   1.6
                                          ---
                                         29.1%


          CREDIT RATING DISTRIBUTION
AAA-AA                                   39.4%
BB                                       26.8
B                                        29.5
Caa/NR                                    4.3
                                          ---
                                        100.0%

               ASSET ALLOCATION
U.S. High Yield                          38.4%
Foreign Govt.                            23.5
U.S. Govt.                               14.6
Foreign High Yield                       11.2
U.S. Corporates                           3.3
Equity                                    2.6

                   NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND

                                                                          [LOGO]

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NORTHSTAR ADVANTAGE STRATEGIC
    INCOME FUND AND COMPARATIVE INDICES FROM INCEPTION OF EACH CLASS OF SHARES THROUGH THE FUND'S FISCAL YEAR END.

    In accordance with the reporting requirements of the Securities and Exchange Commission, the following data is supplied for the fiscal year ended December 31, 1995, with all distributions reinvested in shares. The average annualized total return for Class A shares of 1.83% for the period since the classes' inception on June 5, 1995 reflects payment of the maximum sales charge of 4.75%. Average annualized total returns of 0.95% and 7.96% since inception on June 5, 1995 for Class B and Class C shares, respectively, and total annual returns since inception on July 1, 1994 of 9.12% for Class T shares, reflect applicable contingent deferred sales charges (maximum contingent deferred sales charge for Class B of 5.00% declines to 0% and Class T shares of 4.00% declines to 0% after five years; and maximum charge for Class C shares is 1.00% during the first year of investment only). All performance data shown represents past performance, and should not be considered indicative of future performance.

              NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND -- CLASS A NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND -- CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             CLASS A    LEHMAN AGG BOND        CPI
6/05/95        9,525             10,000     10,000
6/30/95        9,491             10,073     10,010
7/31/95        9,565             10,051     10,030
8/31/95        9,664             10,172     10,040
9/30/95        9,771             10,271     10,050
10/31/95       9,839             10,405     10,080
11/30/95       9,934             10,561     10,080
12/31/95      10,102             10,709     10,080
             CLASS B    LEHMAN AGG BOND        CPI
6/05/95       10,000             10,000     10,000
6/30/95        9,463             10,073     10,010
7/31/95        9,535             10,051     10,030
8/31/95        9,631             10,172     10,040
9/30/95        9,743             10,271     10,050
10/31/95       9,792             10,405     10,080
11/30/95       9,892             10,561     10,080
12/31/95      10,054             10,709     10,080

              NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND -- CLASS C NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND -- CLASS T
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             CLASS C    LEHMAN AGG BOND        CPI
6/05/95       10,000             10,000     10,000
6/30/95        9,851             10,073     10,010
7/31/95        9,923             10,051     10,030
8/31/95       10,020             10,172     10,040
9/30/95       10,135             10,271     10,050
10/31/95      10,183             10,405     10,080
11/30/95      10,276             10,561     10,080
12/31/95      10,447             10,709     10,080
             CLASS T    LEHMAN AGG BOND        CPI
7/01/94       10,000             10,000     10,000
7/31/94        9,659             10,199     10,030
8/31/94        9,860             10,211     10,070
9/30/94        9,843             10,061     10,090
10/31/94       9,787             10,052     10,100
11/30/94       9,748             10,030     10,110
12/31/94       9,824             10,099     10,131
1/31/95        9,893             10,299     10,161
2/28/95       10,175             10,544     10,192
3/31/95       10,212             10,609     10,212
4/30/95       10,449             10,757     10,253
5/31/95       10,619             11,173     10,284
6/30/95       10,628             11,255     10,294
7/31/95       10,810             11,230     10,314
8/31/95       10,920             11,366     10,325
9/30/95       11,040             11,476     10,335
10/31/95      11,104             11,626     10,366
11/30/95      11,219             11,800     10,366
12/31/95      11,399             11,965     10,366

       NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

Security                                                     Principal
Amount                                                                      Value
--------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES - 22.38%
DOMESTIC BONDS & NOTES - 3.39%
BROADCASTING & CABLE - 1.31%
Turner Broadcasting Systems, Inc.
8.40%, Sr. Debentures, 2/01/24                               $1,000,000 $1,004,670
                                                                        ---------
PACKAGING - 0.74%
Owens-Illinois, Inc.
11.00%, Sr. Debentures, 12/01/03                               500,000    567,500
                                                                        ---------
TRANSPORTATION - 1.34%
American President Co. Ltd.
7.125%, Sr. Notes, 11/15/03                                    500,000    512,550
Electronic Transfer Master Trust
9.35%, Certificate Series, 4/01/02 (1)                         500,000    508,375
                                                                        ---------
                                                                        1,020,925
                                                                        ---------
TOTAL DOMESTIC BONDS & NOTES
(Cost $2,528,060)                                                       2,593,095
                                                                        ---------
FOREIGN BONDS & NOTES - 18.99%
FOREIGN GOVERNMENT SECURITIES - 18.99% (12)
Canadian Government Bonds, 9.00%, due 12/01/04               1,000,000    825,081
Canadian Government Bonds, 9.50%, due 10/01/98               2,100,000  1,665,936
Commonwealth of Australia Government Bonds, 10.00%, due
2/15/06                                                      1,000,000    833,098
Commonwealth of Australia Government Bonds, 12.00%, due
11/15/01                                                     4,500,000  3,979,971
Kingdom of Denmark, 8.00%, due 3/15/06                       6,000,000  1,136,677
New Zealand, 6.50%, due 2/15/00                              3,000,000  1,885,297
Province of British Columbia, 9.50%, due 1/09/12             2,000,000  1,705,016
Spanish Government Bonds, 10.00%, due 2/28/05                112,000,000   936,627
Spanish Government Bonds, 10.90%, due 8/30/03                60,000,000   521,946
U.K. Treasury Gilts, 8.50%, due 12/07/05                       350,000    584,160
U.K. Treasury Gilts, 9.50%, due 1/15/99                        250,000    419,320
                                                                        ---------
                                                                        14,493,129
                                                                        ---------
TOTAL FOREIGN BONDS & NOTES
(Cost $14,149,883)                                                      14,493,129
                                                                        ---------
TOTAL INVESTMENT GRADE SECURITIES
(Cost $16,677,943)                                                      17,086,224
                                                                        ---------
HIGH YIELD SECURITIES - 54.16%
DOMESTIC BONDS & NOTES - 38.44%
AUTOMOTIVE - 1.30%
Walbro Corp.
9.875%, Sr. Notes, 7/15/05                                   1,000,000    992,500
                                                                        ---------

       NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995
                                                                          [LOGO]

Security                                                     Principal
Amount/Units                                                                Value
--------------------------------------------------------------------------------------------
BROADCASTING & CABLE - 4.50%
Cablevision Systems Corp.
10.75%, Sr. Subordinated Debentures, 4/01/04                 $ 500,000  $ 528,750
Chancellor Broadcasting Co.
12.50%, Sr. Subordinated Notes, 10/01/04                       500,000    537,500
Granite Broadcasting Corp.
10.375%, Sr. Subordinated Notes, 5/15/05 (1)                   250,000    257,812
Paxson Communications Corp.
11.625%, Sr. Subordinated Notes, 10/01/02 (1)                  500,000    515,000
SCI Television, Inc.
11.00%, Sr. Notes, 6/30/05                                     550,000    587,125
Sinclair Broadcasting Group, Inc.
10.00%, Sr. Subordinated Notes, 12/15/03                       500,000    513,750
Spanish Broadcasting System, Inc.
7.50/12.50%, Sr. Notes, 6/15/02 (2)                            500,000    492,500
                                                                        ---------
                                                                        3,432,437
                                                                        ---------
CHEMICALS - 1.80%
LaRoche Industries, Inc.
13.00%, Sr. Subordinated Notes, 8/15/04                        800,000    854,000
Pioneer Americas Acquisition Corp.
13.375%, Sr. Notes, 4/01/05 (1)                                500,000    520,000
                                                                        ---------
                                                                        1,374,000
                                                                        ---------
CONGLOMERATE - 0.58%
Terex Corp.
13.75%, Units, 5/15/02 (1) (3)                                     500    442,500
                                                                        ---------
DEFENSE - 0.72%
Alliant Techsystems, Inc.
11.75%, Sr. Subordinated Notes, 3/01/03                        500,000    553,750
                                                                        ---------
ENERGY - 1.73%
California Energy, Inc.
0/10.25%, Discount Notes, 1/15/04 (2)                        1,400,000  1,323,000
                                                                        ---------
FINANCE & BANKING - 1.06%
HMC Acquisition Properties Inc.
9.00%, Sr. Notes, 12/15/07 (1)                                 800,000    810,000
                                                                        ---------
FOOD & BEVERAGE - 0.68%
Curtice-Burns Foods, Inc.
12.25%, Sr. Subordinated Notes, 2/01/05                        500,000    517,500
                                                                        ---------
GAMING - 3.97%
Ballys Park Place Funding, Inc.
9.25%, 1st Mortgage Notes, 3/15/04                             500,000    507,500
Grand Casinos, Inc.
10.125%, 1st Mortgage Notes, 12/01/03                          900,000    942,750
Mohegan Tribal Gaming Authority
13.50%, Sr. Secured Notes, 11/15/02 (1)                        500,000    541,250
Trump Plaza Funding, Inc.
10.875%, Guaranteed Mortgage Notes, 6/15/01                  1,000,000  1,040,000
                                                                        ---------
                                                                        3,031,500
                                                                        ---------

       NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

Security                                                     Principal
Amount/Units                                                                Value
--------------------------------------------------------------------------------------------
GROCERY - 5.07%
Brunos, Inc.
10.50%, Sr. Subordinated Notes, 8/01/05                      $ 500,000  $ 493,750
Dairy Mart Convenience Stores, Inc.
10.25%, Sr. Subordinated Notes, 3/15/04                        750,000    648,750
Farm Fresh, Inc.
12.25%, Sr. Notes, 10/01/00                                  1,500,000  1,237,500
Ralphs Grocery Co.
11.00%, Sr. Subordinated Notes, 6/15/05                      1,500,000  1,488,750
                                                                        ---------
                                                                        3,868,750
                                                                        ---------
INSURANCE - 1.63%
Americo Life, Inc.
9.25%, Sr. Subordinated Notes, 6/01/05                       1,300,000  1,241,500
                                                                        ---------
LODGING & RESTAURANTS - 1.67%
American Restaurant Group
12.00%, Sr. Secured Notes, 9/15/98                           1,000,000    780,000
John Q. Hammons Hotels
8.875%, 1st Mortgage Notes, 2/15/04                            500,000    492,500
                                                                        ---------
                                                                        1,272,500
                                                                        ---------
PAPER & FOREST PRODUCTS - 0.68%
Stone Container Corp.
10.75%, 1st Mortgage Notes, 10/01/02                           500,000    518,750
                                                                        ---------
PRINTING & PUBLISHING - 0.67%
Garden State Newspapers, Inc.
12.00%, Sr. Subordinated Secured Notes, 7/01/04                500,000    510,000
                                                                        ---------
RETAIL - 1.51%
Duane Reade Corp.
12.00%, Sr. Notes , 9/15/02                                  1,000,000    970,000
Wherehouse Entertainment, Inc.
13.00%, Sr. Subordinated Notes, 8/01/02 (8)(11)              1,000,000    180,000
                                                                        ---------
                                                                        1,150,000
                                                                        ---------
STEEL - 3.43%
AK Steel Corp.
10.75%, Sr. Notes, 4/01/04                                     500,000    555,000
NS Group, Inc.
13.50%, Units, 7/15/03 (4)                                       1,250  1,125,000
Sheffield Steel Corp.
12.00%, 1st Mortgage Notes, 11/01/01                           500,000    457,500
WCI Steel, Inc.
10.50%, Sr. Notes, 3/01/02                                     500,000    483,750
                                                                        ---------
                                                                        2,621,250
                                                                        ---------

       NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995
                                                                          [LOGO]

Security                                                     Principal
Amount/Units                                                                Value
--------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 5.57%
American Communication Services, Inc.
0/13.00%, Units, 11/01/05 (1) (2) (5)                            2,000  $1,105,000
Dial Call Communications, Inc.
0/10.25%, Sr. Discount Notes, 12/15/05 (2)                   $2,000,000 1,070,000
IXC Communications, Inc.
12.50%, Sr. Notes, 10/01/05 (1)                                900,000    965,250
Mobile Telecommunication Technologies Corp.
13.50%, Sr. Notes, 12/15/02                                  1,000,000  1,115,000
                                                                        ---------
                                                                        4,255,250
                                                                        ---------
TEXTILES - 0.65%
Synthetic Industries, Inc.
12.75%, Debentures, 12/01/02                                   500,000    496,250
                                                                        ---------
TRANSPORTATION - 1.22%
Johnstown America Industries, Inc.
11.75%, Sr. Subordinated Notes, 8/15/05                        500,000    455,000
Moran Transportation Co.
11.75%, Sr. Guaranteed Notes, 7/15/04                          500,000    475,000
                                                                        ---------
                                                                          930,000
                                                                        ---------
TOTAL DOMESTIC BONDS & NOTES
(cost $29,693,156)                                                      29,341,437
                                                                        ---------
FOREIGN BONDS & NOTES - 15.72%
BANKING - 1.87%
Banco Nacional De Mexico
7.00%, Notes, 12/15/99 (6)                                   1,500,000  1,203,750
Banco Rio De La Plata SA
8.75%, Notes, 12/15/03                                         250,000    220,000
                                                                        ---------
                                                                        1,423,750
                                                                        ---------
BROADCASTING & CABLE - 1.48%
Rogers Cablesystems Ltd.
9.65%, Sr. Secured Debentures, 1/15/14 (13)                  1,750,000  1,127,792
                                                                        ---------
CHEMICAL - 0.68%
Acetex Corp.
9.75%, Sr. Secured Notes, 10/01/03 (1)                         500,000    521,250
                                                                        ---------
FOREIGN GOVERNMENT SECURITIES - 4.55%
Federal Republic of Brazil Capitalization Bonds
8.00%, Government Guaranty, 4/15/14                          1,061,208    604,889
Mexican Cetes
0%, Government Guaranty, 7/25/96 (12)                        4,126,180    420,694
Republic of Argentina
5.00%, Government Guaranty, 3/31/23                          1,000,000    575,620
Republic of Argentina
6.8125%, Government Guaranty, 3/31/05                        1,000,000    707,500
Republic of Ecuador
6.8125%, Government Guaranty, 2/28/25                        1,000,000    511,250
United Mexican States
6.25%, Debentures, 12/31/19 (10)                             1,000,000    656,250
                                                                        ---------
                                                                        3,476,203
                                                                        ---------

       NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

Security                                                     Principal
Amount/Shares                                                               Value
--------------------------------------------------------------------------------------------
PAPER - 3.51%
Empaques Ponderosa
8.75%, Sr. Notes, 12/06/96                                   $ 750,000  $ 731,250
Grupo Industrial Durango SA
12.00%, Notes, 7/15/01                                       1,000,000    890,000
Indah Kiat International Finance
12.50%, Guaranteed Secured Notes, 6/15/06                      500,000    498,750
Malette, Inc.
12.25%, Sr. Secured Notes, 7/15/04                             500,000    560,000
                                                                        ---------
                                                                        2,680,000
                                                                        ---------
TELECOMMUNICATION - 0.69%
Videotron Ltd.
10.25%, Sr. Subordinated Notes, 10/15/02                       500,000    526,250
                                                                        ---------
TRANSPORTATION - 0.36%
Mexico City Toluca
11.00%, Debentures, 5/19/02 (1)                                477,118    274,343
                                                                        ---------
UTILITIES - 2.58%
Sodigas Pampeana
10.50%, Notes, 7/06/99                                       1,000,000    970,000
Telecom Brazil Funding Corp.
11.13%, Guaranteed Secured Notes, 12/09/99 (1)(7)            1,000,000  1,002,500
                                                                        ---------
                                                                        1,972,500
                                                                        ---------
TOTAL FOREIGN BONDS & NOTES
(cost $12,094,061)                                                      12,002,088
                                                                        ---------
TOTAL HIGH YIELD SECURITIES
(cost $41,787,217)                                                      41,343,525
                                                                        ---------
COMMON STOCKS - 0.00% (8)
GAMING - 0.00%
Capital Gaming International, Inc.                              14,701      2,307
                                                                        ---------
TOTAL COMMON STOCKS
(cost $103,128)                                                             2,307
                                                                        ---------
PREFERRED STOCKS - 2.54%
BANKING - 1.03%
First Nationwide Bank, 11.50%                                    7,000    785,750
                                                                        ---------
HEALTHCARE - 1.51%
Foxmeyer Health Corp., $4.20 Series A (9)                       30,787  1,150,664
                                                                        ---------
TOTAL PREFERRED STOCKS
(cost $1,823,388)                                                       1,936,414
                                                                        ---------
WARRANTS - 0.06%
AEROSPACE - 0.00%
Sabreliner Corp., (expires 2100)                                   500      2,500
                                                                        ---------
AIRLINES - 0.00%
CHC Helicopter Corp., (expires 12/15/00)                         4,000      2,600
                                                                        ---------
GAMING - 0.00%
Capital Gaming International, Inc., (expires 2/01/99)           11,137        390
                                                                        ---------

       NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995
                                                                          [LOGO]

Security                                                     Principal
Amount/Shares                                                               Value
--------------------------------------------------------------------------------------------
HEALTHCARE - 0.00%
Chattem, Inc., (expires 6/17/99) (1)                               500  $   1,375
                                                                        ---------
RETAIL - 0.04%
Central Rents, Inc., (expires 2003)                                500     30,000
                                                                        ---------
STEEL - 0.02%
Sheffield Steel Corp., (expires 11/01/01)                        2,500     12,500
                                                                        ---------
TOTAL WARRANTS
(cost $40,746)                                                             49,365
                                                                        ---------
U.S. GOVERNMENT AND AGENCIES - 14.52%
GNMA 6.50%, due 1/20/24                                      $1,725,912 1,754,062
GNMA 8.50%, due 1/15/17 - 7/15/24                              749,565    789,028
GNMA 9.00%, due 1/15/20 - 11/15/24                             769,541    816,894
Resolution Trust Corp. Mortgage Pass 8.00%, due 6/25/26        428,502    436,237
U.S. Treasury Notes, 6.75%, due 5/31/99                      5,000,000  5,222,900
U.S. Treasury Notes, 9.125%, due 5/15/99                     1,850,000  2,065,081
                                                                        ---------
TOTAL U.S. GOVERNMENT AND AGENCIES
(cost $10,518,958)                                                      11,084,202
                                                                        ---------
TOTAL INVESTMENT SECURITIES - 93.66%
(cost $70,951,380)                                                      71,502,037
REPURCHASE AGREEMENT - 4.23%
Agreement with State Street Bank and Trust bearing interest
at 5.25% dated 12/29/95 to be repurchased 1/02/96 at
$3,226,881 and collateralized by $3,215,000 U.S. Treasury
Notes, 6.875% due 10/31/96, value $3,291,014
(cost $3,226,411)                                            3,225,000  3,226,411

Other assets less liabilities - 2.11%                                   1,604,976
                                                                        ---------
Net Assets - 100.00%                                                    $76,333,424
                                                                        ---------
                                                                        ---------

      (1) Sale restricted to qualified institutional investors.
      (2) Step bond.
      (3) A unit consists of $1,000 par value 13.75%, Sr. Secured Notes, 5/15/02 and 4 common stock Appreciation rights.
      (4) A unit consists of $1,000 par value 13.50%, Sr. Secured Notes, 7/15/03 and 1 warrant.
      (5) A unit consists of $1,000 par value 0%/13.00%, Sr. Discount Notes, 11/01/05 and 1 warrant.
      (6) Convertible bonds.
      (7) Floating rate security. Rate as of December 31, 1995.
      (8) Non-income producing.
      (9) Payment-in-kind security.
     (10) Issued with 1,000 value recovery rights (expiration 2003) per $1,000 par value 6.25%, Debentures, 12/31/19.
     (11) Defaulted security.
     (12) The principal amount is shown in the respective country's currency.
     (13) The principal amount is shown in Canadian Dollars.

                See accompanying notes to financial statements.

   NORTHSTAR ADVANTAGE HIGH YIELD FUND

                                                                   [PHOTO][LOGO]
                                                             PRESCOTT B. CROCKER
   INVESTMENT ENVIRONMENT

    THE MARKETS

         - American government bond markets posted the third strongest yearly total return of the century in 1995 when investor sentiment shifted from the expectation of accelerating economic growth to the reality of economic soft landing. In the backdrop of benign inflation pressures the Federal Reserve lowered interest rates 1/2% while interest rates in the long treasury market dropped 2 percentage points to 6%. 1996 is expected to bring further declines in short interest rates of up to 1 percentage point while long rates are expected to trade in a range of 5.5% to 6.5%.

         - Broad stock indexes achieved dramatic total returns of 33.4%, as measured by the Dow, as American corporate earnings grew 25% and multiples were bolstered by the dramatic drop in long interest rates. Expected future earnings growth of 10-15% and stable bond markets support a positive outlook for equity markets in 1996.

         - High yield markets completed a highly successful year with broad indexes providing between 17% and 19% in total return. Investor fund flows into high yield funds totaled $16.2 billion and provided strong technical strength to the market. Although default rates moved higher as the year progressed and high yield to treasury spreads increased some 100 basis points, total returns were highest in the non rated corporate categories. Single B rated bonds returned 16.6%. 1996 outlook is also positive in response to strong technical demand from mutual funds and continued moderate economic growth.

         - Emerging bond markets suffered heavily in the first quarter in response to the Mexican Peso crisis but rallied strongly in the final months to post high returns for broad indexes. High relative yields and improving emerging economies provide a positive outlook for return in 1996.

    THE FUND

         - Fund provided total returns of 13.7% for the year as net asset value moved up from $8.29 to $8.56 on Class T shares.

         - The Fund aggressively pursued a strategy of up grading its portfolio to better handle any possible future recession. Holdings rated B+ and higher were increased from 42% to 58% of the total and holdings rated B- or lower were reduced from 25.6% to 15%.

         - The Fund's portfolio at year end maintained an average rating of B+ and a long duration of six years.

         - The average holding produced operating earnings which covered interest expense 2.8 times.

    CURRENT STRATEGY

         - The Fund will look to reduce its duration as Treasury rates move towards old lows.

         - The Fund will continue to increase its weightings of higher rated investments and non cyclicals to systematically improve its credit profile to protect against further weakness in the economy.

         - Fund returns will be more yield curve than equity market correlated.

     ---------------------------------------------------------------------------
    FUND INFORMATION (ALL DATA IS AS OF 12/31/95)
    ----------------------------------------------------------------------------

            TOP 10 HOLDINGS
           NAME                  % FUND
 1.        Heritage Media          1.8%
 2.        Synthetic Ind.          1.6
 3.        SD Warren               1.5
 4.        Foxmeyer Corp           1.5
 5.        SCI TV                  1.5
 6.        Domtar                  1.5
 7.        AK Steel                1.5
 8.        Rexene Corp.            1.5
 9.        Harvard Ind.            1.5
10.        Pioneer Acq.            1.4
                                   ---
                                  15.3%


      CREDIT RATING DISTRIBUTION
BB                                  32%
B                                   62
CCC                                  4
NR                                   2
                                   ---
                                   100 %

      LARGEST INDUSTRY POSITIONS
Oil & Gas                         13.1%
Broadcasting                      12.5
Paper & Forest Prod.               8.0
Telecommunications                 6.2
Steel                              4.4
                                   ---
                                  44.2%

                      NORTHSTAR ADVANTAGE HIGH YIELD FUND

                                                                          [LOGO]

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NORTHSTAR ADVANTAGE HIGH
    YIELD FUND AND COMPARATIVE INDICES FROM INCEPTION OF EACH CLASS OF SHARES THROUGH THE FUND'S FISCAL YEAR END.

    In accordance with the reporting requirements of the Securities and Exchange Commission, the following data is supplied for the fiscal year ended December 31, 1995, with all distributions reinvested in shares. The average annualized total return for Class A shares of (1.37)% for the period since the classes' inception on June 5, 1995 reflects payment of the maximum sales charge of 4.75%. Average annualized total returns of (1.94)% and 5.01% since inception on June 5, 1995 for Class B and Class C shares, respectively, and total annual returns since inception on June 5, 1989 of 10.45% for Class T shares, reflect applicable contingent deferred sales charges (maximum contingent deferred sales charge for Class B of 5.00% declines to 0% and Class T shares of 4.00% declines to 0% after five years; and maximum charge for Class C shares is 1.00% during the first year of investment only). All performance data shown represents past performance, and should not be considered indicative of future performance.

                 NORTHSTAR ADVANTAGE HIGH YIELD FUND -- CLASS A
                 NORTHSTAR ADVANTAGE HIGH YIELD FUND -- CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             CLASS A   LEHMAN HIGH YIELD BOND        CPI
6/05/95        9,525                   10,000     10,000
6/30/95        9,450                   10,064     10,010
7/31/95        9,672                   10,191     10,030
8/31/95        9,684                   10,222     10,040
9/30/95        9,764                   10,348     10,050
10/31/95       9,777                   10,412     10,080
11/30/95       9,801                   10,504     10,080
12/31/95       9,918                   10,669     10,080
             CLASS B   LEHMAN HIGH YIELD BOND        CPI
6/05/95       10,000                   10,000     10,000
6/30/95        9,423                   10,064     10,010
7/31/95        9,643                   10,191     10,030
8/31/95        9,653                   10,222     10,040
9/30/95        9,731                   10,348     10,050
10/31/95       9,741                   10,412     10,080
11/30/95       9,775                   10,504     10,080
12/31/95       9,889                   10,669     10,080

                 NORTHSTAR ADVANTAGE HIGH YIELD FUND -- CLASS C
                 NORTHSTAR ADVANTAGE HIGH YIELD FUND -- CLASS T
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             CLASS C   LEHMAN HIGH YIELD BOND        CPI
6/05/95       10,000                   10,000     10,000
6/30/95        9,817                   10,064     10,010
7/31/95       10,043                   10,191     10,030
8/31/95       10,050                   10,222     10,040
9/30/95       10,128                   10,348     10,050
10/31/95      10,135                   10,412     10,080
11/30/95      10,167                   10,504     10,080
12/31/95      10,283                   10,669     10,080
             CLASS T   LEHMAN HIGH YIELD BOND        CPI
6/05/89       10,000                   10,000     10,000
6/89           9,954                   10,124     10,020
7/89           9,916                   10,111     10,060
8/89           9,969                   10,145     10,060
9/89           9,725                    9,975     10,080
10/89          9,242                    9,738     10,131
11/89          9,181                    9,719     10,161
12/89          9,120                    9,734     10,202
1/90           8,629                    9,525     10,293
2/90           8,439                    9,329     10,335
3/90           8,659                    9,573     10,376
4/90           8,399                    9,557     10,407
5/90           8,671                    9,742     10,428
6/90           8,924                    9,977     10,490
7/90           9,111                   10,246     10,543
8/90           8,562                    9,663     10,627
9/90           7,879                    8,957     10,702
10/90          7,529                    8,487     10,777
11/90          7,653                    8,752     10,798
12/90          7,789                    8,796     10,841
1/91           7,968                    9,037     10,885
2/91           8,502                   10,026     10,896
3/91           9,042                   10,617     10,896
4/91           9,717                   11,052     10,928
5/91           9,827                   11,072     10,961
6/91           9,885                   11,400     10,983
7/91          10,210                   11,764     11,005
8/91          10,337                   12,035     11,038
9/91          10,519                   12,202     11,071
10/91         11,035                   12,610     11,093
11/91         11,097                   12,675     11,138
12/91         11,410                   12,858     11,171
1/92          12,350                   13,311     11,182
2/92          12,834                   13,639     11,205
3/92          12,869                   13,808     11,249
4/92          12,951                   13,861     11,272
5/92          13,168                   14,056     11,294
6/92          13,267                   14,188     11,328
7/92          13,625                   14,403     11,362
8/92          13,680                   14,591     11,385
9/92          13,936                   14,740     11,408
10/92         13,868                   14,532     11,453
11/92         14,285                   14,716     11,476
12/92         14,552                   14,883     11,499
1/93          14,903                   15,316     11,522
2/93          14,901                   15,586     11,557
3/93          15,257                   15,787     11,580
4/93          15,158                   15,924     11,626
5/93          15,668                   16,114     11,649
6/93          16,214                   16,452     11,661
7/93          16,531                   16,612     11,673
8/93          16,664                   16,751     11,696
9/93          16,799                   16,795     11,708
10/93         17,140                   17,134     11,766
11/93         17,242                   17,216     11,790
12/93         17,304                   17,430     11,813
1/94          17,859                   17,808     11,825
2/94          18,025                   17,762     11,861
3/94          17,533                   17,090     11,884
4/94          17,095                   16,974     11,908
5/94          17,093                   16,983     11,920
6/94          17,033                   17,035     11,956
7/94          17,147                   17,180     11,992
8/94          17,224                   17,302     12,040
9/94          17,233                   17,304     12,064
10/94         17,271                   17,345     12,076
11/94         16,948                   17,127     12,088
12/94         16,926                   17,254     12,112
1/95          17,127                   17,488     12,149
2/95          17,537                   18,088     12,185
3/95          17,660                   18,283     12,209
4/95          18,159                   18,748     12,258
5/95          18,432                   19,273     12,295
6/95          18,367                   19,396     12,307
7/95          18,793                   19,641     12,332
8/95          18,814                   19,701     12,344
9/95          18,964                   19,944     12,357
10/95         18,983                   20,067     12,394
11/95         19,048                   20,244     12,394
12/31/95      19,246                   20,562     12,394

       NORTHSTAR ADVANTAGE HIGH YIELD FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

Security                                                   Principal
Amount                                                                 Value
------------------------------------------------------------------------------
DOMESTIC BONDS & NOTES - 66.48%
AIRLINES - 1.32%
US Air, Inc.
10.375%, Pass-Thru Certificates, 3/01/13           $ 2,500,000  $  2,362,500
                                                                ------------
AUTOMOTIVE - 2.56%
Harvard Industries, Inc.
12.00%, Sr. Notes, 7/15/04                           2,500,000     2,612,500
Walbro Corp.
9.875%, Sr. Notes, 7/15/05                           2,000,000     1,985,000
                                                                ------------
                                                                   4,597,500
                                                                ------------
BROADCASTING & CABLE - 8.28%
Busse Broadcasting Corp.
11.625%, Sr. Secured Notes, 10/15/00 (1)             2,000,000     1,920,000
Cablevision Systems Corp.
9.875%, Sr. Subordinated Debentures, 4/01/23         1,500,000     1,556,250
Granite Broadcasting Corp.
10.375%, Sr. Subordinated Notes, 5/15/05 (1)           500,000       515,625
Heritage Media Corp.
11.00%, Sr. Subordinated Notes, 10/01/02             3,000,000     3,187,500
SCI Television, Inc.
11.00%, Sr. Notes, 6/30/05                           2,500,000     2,668,750
Sinclair Broadcasting Group, Inc.
10.00%, Sr. Subordinated Notes, 12/15/03             1,250,000     1,284,375
Sinclair Broadcasting Group, Inc.
10.00%, Sr. Subordinated Notes, 9/30/05              1,250,000     1,284,375
Spanish Broadcasting System, Inc.
7.50%/12.50%, Sr. Notes, 6/15/02 (2)                 2,500,000     2,462,500
                                                                ------------
                                                                  14,879,375
                                                                ------------
BUILDING MATERIALS - 1.33%
Building Materials Corp. of America
11.75%, Sr. Deferred Coupon Notes, 7/01/04           3,500,000     2,397,500
                                                                ------------
CHEMICALS - 4.23%
NL Industries, Inc. (2)
0%, Sr. Secured Discount Notes, 10/15/05             3,000,000     2,332,500
Pioneer Americas Acquisition Corp.
13.375%, Sr. Notes, 4/01/05 (1)                      2,500,000     2,600,000
Rexene Corp.
11.75%, Sr. Notes, 12/01/04                          2,500,000     2,662,500
                                                                ------------
                                                                   7,595,000
                                                                ------------
CONSUMER NONDURABLES - 2.65%
Hines Horticulture, Inc.
11.75%, Sr. Subordinated Notes, 10/05/05 (1)         1,500,000     1,567,500
Ithaca Industries
11.125%, Sr. Subordinated Notes, 12/15/02 (11)       1,975,000       701,125
Renaissance Cosmetics, Inc.
13.75%, Sr. Notes, 8/15/01                           2,500,000     2,500,000
                                                                ------------
                                                                   4,768,625
                                                                ------------

       NORTHSTAR ADVANTAGE HIGH YIELD FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

                                                                          [LOGO]

Security                                               Principal
Amount/Units                                                           Value
------------------------------------------------------------------------------
DEFENSE - 0.92%
Alliant Techsystems, Inc.
11.75%, Sr. Subordinated Notes, 3/01/03            $ 1,500,000  $  1,661,250
                                                                ------------
ENERGY - 0.57%
Kenetech Corp.
12.75%, Sr. Secured Notes, 12/15/02                  2,750,000     1,031,250
                                                                ------------
ENTERTAINMENT - 1.12%
United Artists Theatre Circuit
9.30%, Pass Thru Certificates, 7/01/15 (1)           2,000,000     2,005,000
                                                                ------------
ENVIRONMENTAL CONTROL - 1.06%
Allied Waste Industries, Inc.
12.00%, Sr. Subordinated Notes, 2/01/04              1,750,000     1,903,125
                                                                ------------
FOOD & BEVERAGE - 2.62%
Curtice-Burns Foods, Inc.
12.25%, Sr. Subordinated Notes, 2/01/05              2,500,000     2,587,500
South Carolina International Services, Inc.
13.00%, Sr. Subordinated Notes, 10/01/05             2,000,000     2,120,000
                                                                ------------
                                                                   4,707,500
                                                                ------------
GAMING - 3.95%
Ballys Grand, Inc.
10.375%, 1st Mortgage Notes, 12/15/03                1,500,000     1,537,500
Ballys Park Place Funding, Inc.
9.25%, 1st Mortgage Notes, 3/15/04                     500,000       507,500
Grand Casinos, Inc.
10.125%, 1st Mortgage Notes, 12/01/03                1,000,000     1,047,500
Rio Hotel & Casino, Inc.
10.625%, Sr. Subordinated Notes, 7/15/05 (1)         2,000,000     2,065,000
Trump Taj Mahal Funding, Inc.
11.35%, Units, 11/15/99 (4)                              2,000     1,935,000
                                                                ------------
                                                                   7,092,500
                                                                ------------
GROCERY - 3.35%
Brunos, Inc.
10.50%, Sr. Subordinated Notes, 8/01/05              1,500,000     1,481,250
Pathmark Stores, Inc.
11.625%, Subordinated Notes, 6/15/02                 2,500,000     2,543,750
Ralphs Grocery Co.
11.00%, Sr. Subordinated Notes, 6/15/05              2,000,000     1,985,000
                                                                ------------
                                                                   6,010,000
                                                                ------------
HEALTHCARE - 0.62%
Tenet Healthcare Corp.
10.125%, Sr. Subordinated Notes, 3/01/05             1,000,000     1,112,500
                                                                ------------
HEAVY EQUIPMENT - 0.99%
Terex Corp.
13.75%, Units, 5/15/02 (1) (3)                           2,000     1,770,000
                                                                ------------
INSURANCE - 1.20%
Americo Life, Inc.
9.25%, Sr. Subordinated Notes, 6/01/05               2,250,000     2,148,750
                                                                ------------

       NORTHSTAR ADVANTAGE HIGH YIELD FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

Security                                                   Principal
Amount                                                                 Value
------------------------------------------------------------------------------
LODGING & RESTAURANTS - 1.70%
Family Restaurants, Inc.
9.75%, Sr. Notes, 2/01/02                          $ 1,000,000  $    565,000
John Q. Hammons Hotels
8.875%, 1st Mortgage Notes, 2/15/04                  1,500,000     1,477,500
John Q. Hammons Hotels LP
9.75%, 1st Mortgage Notes, 10/01/05 (1)              1,000,000     1,010,000
                                                                ------------
                                                                   3,052,500
                                                                ------------
MANUFACTURING - 1.17%
Wyman-Gorgon Co.
10.75%, Sr. Notes, 3/15/03                           2,000,000     2,110,000
                                                                ------------
OIL & GAS - 8.22%
AmeriGas Partners LP
10.125%, Sr. Notes, 4/15/07 (1)                      1,000,000     1,075,000
California Energy, Inc.
9.875%, Sr. Notes, 6/30/03                           1,000,000     1,047,500
California Energy, Inc.
0/10.25%, Sr. Discount Notes, 1/15/04 (2)            2,650,000     2,504,250
Chesapeake Energy Corp.
10.50%, Sr. Notes, 6/01/02 (1)                       2,000,000     2,105,000
HS Resources, Inc.
9.875%, Sr. Subordinated Notes, 12/01/03             2,500,000     2,465,625
Kelley Oil & Gas Corp.
13.50%, Sr. Notes, 6/15/99                           2,500,000     2,025,000
Petroleum Heat and Power, Inc.
9.375%, Subordinated Debentures, 2/01/06             1,500,000     1,477,500
TransTexas Gas Corp.
11.50%, Sr. Secured Notes, 6/15/02                   2,000,000     2,070,000
                                                                ------------
                                                                  14,769,875
                                                                ------------
PACKAGING - 2.09%
Crown Packaging Holdings Ltd.
0%, Sr. Subordinated Discount Notes, 11/01/03        3,750,000     1,687,500
Gaylord Container Corp.
11.50%, Sr. Notes, 5/15/01                           2,000,000     2,062,500
                                                                ------------
                                                                   3,750,000
                                                                ------------
PAPER & FOREST PRODUCTS - 1.53%
SD Warren Co.
12.00%, Sr. Subordinated Notes, 12/15/04             2,500,000     2,750,000
                                                                ------------
PRINTING & PUBLISHING - 1.14%
Garden State Newspapers, Inc.
12.00%, Sr. Subordinated Notes, 7/01/04              2,000,000     2,040,000
                                                                ------------
RETAIL - 1.43%
Waban, Inc.
11.00%, Sr. Subordinated Notes, 5/15/04              2,500,000     2,562,500
                                                                ------------

       NORTHSTAR ADVANTAGE HIGH YIELD FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

                                                                          [LOGO]

Security                                               Principal
Amount/Units                                                           Value
------------------------------------------------------------------------------
STEEL - 4.42%
AK Steel Corp.
10.75%, Sr. Notes, 4/01/04                         $ 2,400,000  $  2,664,000
NS Group, Inc.
13.50%, Units, 7/15/03 (5)                               2,500     2,250,000
UCAR Global Enterprises, Inc.
12.00%, Sr. Subordinated Notes, 1/15/05                535,000       616,588
WCI Steel, Inc.
10.50%, Sr. Notes, 3/01/02                           2,500,000     2,418,750
                                                                ------------
                                                                   7,949,338
                                                                ------------
TELECOMMUNICATIONS - 3.41%
CAI Wireless Systems, Inc.
12.25%, Sr. Notes, 9/15/02                           2,000,000     2,145,000
Metrocall, Inc.
10.375%, Sr. Subordinated Notes, 10/01/07            1,000,000     1,070,000
Mobilemedia Communications, Inc.
9.375%, Sr. Subordinated Notes, 11/01/07             1,000,000     1,030,000
Paging Network, Inc.
8.875%, Sr. Subordinated Notes, 2/01/06                500,000       515,000
Paging Network, Inc.
10.125%, Sr Subordinated Notes, 8/01/07              1,250,000     1,365,625
                                                                ------------
                                                                   6,125,625
                                                                ------------
TEXTILES - 1.57%
Synthetic Industries, Inc.
12.75%, Debentures, 12/01/02                         2,850,000     2,828,625
                                                                ------------
TRUCKING & TRANSPORTATION - 2.18%
Johnstown America Industries, Inc.
11.75%, Sr. Subordinated Notes, 8/15/05              2,000,000     1,820,000
Moran Transportation Co.
11.75%, Sr. Secured Notes, 7/15/04                   2,200,000     2,090,000
                                                                ------------
                                                                   3,910,000
                                                                ------------
WASTE MANAGEMENT - 0.85%
Norcal Waste Systems, Inc.
12.50%, Sr. Notes, 11/15/05 (1)                      1,500,000     1,518,750
                                                                ------------
TOTAL DOMESTIC BONDS & NOTES
(cost $120,922,107)                                              119,409,588
                                                                ------------
FOREIGN BONDS & NOTES - 20.27%
AIRLINES - 0.99%
CHC Helicopter Corp.
11.50%, Sr. Subordinated Notes, 7/15/02              2,000,000     1,775,000
                                                                ------------

       NORTHSTAR ADVANTAGE HIGH YIELD FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

Security                                                   Principal
Amount                                                                 Value
------------------------------------------------------------------------------
BROADCASTING & CABLE - 4.23%
Bell Cablemedia PLC
0%/11.875%, Sr. Discount Notes, 9/15/05 (1) (2)    $ 2,000,000  $  1,262,500
Comcast UK Cable Partners Ltd.
0%/11.20%, Sr. Discount Debentures, 11/15/07 (2)     3,250,000     1,893,125
Fundy Cable Ltd.
11.00%, Sr. Secured Second Priority Notes,
11/15/05                                             2,000,000     2,085,000
Rogers Cablesystems Ltd.
9.65%, Sr. Secured Debentures, 1/15/14 (12)          2,025,000     1,305,016
Rogers Communications, Inc.
10.875%, Sr. Debentures, 4/15/04                     1,000,000     1,050,000
                                                                ------------
                                                                   7,595,641
                                                                ------------
EMERGING MARKETS - 2.94%
Federal Republic of Brazil Eligible Interest
Bonds
6.8125%, Debentures, 4/15/06 (6)                     3,000,000     2,066,250
Republic of Argentina
5.00%, Government Guaranty, 3/31/23 (6)              3,000,000     1,726,860
Republic of Ecuador
6.8125%, Government Guaranty, 2/28/25 (6)            1,000,000       511,250
United Mexican States
6.25%, Debentures, 12/31/19 (7)                      1,500,000       984,375
                                                                ------------
                                                                   5,288,735
                                                                ------------
METALS & MINING 0.16%
Agnico Eagle Mines Ltd.
3.50%, Sr. Notes, 1/27/04                              350,000       290,500
                                                                ------------
OIL & GAS - 1.24%
Petroleos Mexicanos Medium Term
8.625%, Debentures, 12/01/23 (1)                     3,000,000     2,223,750
                                                                ------------
PAPER & FOREST PRODUCTS - 6.47%
APP International Finance Co.
11.75%, Guaranteed Secured Notes, 10/01/05           2,000,000     1,960,000
Domtar, Inc.
11.25%, Debentures, 9/15/17                          2,500,000     2,665,625
Grupo Industrial Durango SA
12.00%, Notes, 7/15/01                               2,600,000     2,314,000
Malette, Inc.
12.25%, Sr. Secured Notes, 7/15/04                   2,000,000     2,240,000
Repap New Brunswick, Inc.
10.625%, Sr. Secured Notes, 4/15/05                  2,500,000     2,450,000
                                                                ------------
                                                                  11,629,625
                                                                ------------
TELECOMMUNICATIONS - 2.80%
Fonorola Inc
12.50%, Sr. Notes, 8/15/02                           1,000,000     1,055,000
Telefonica de Argentina SA
11.875%, Notes, 11/01/04                             1,500,000     1,556,720
Telewest PLC
0%, Sr. Discount Debentures, 10/01/07                4,000,000     2,425,000
                                                                ------------
                                                                   5,036,720
                                                                ------------

       NORTHSTAR ADVANTAGE HIGH YIELD FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

                                                                          [LOGO]

Security                                              Principal
Amount/Shares                                                          Value
------------------------------------------------------------------------------
TRANSPORTATION - 1.44%
Stena AB
10.50%, Sr. Notes, 12/15/05                        $ 2,500,000  $  2,581,250
                                                                ------------
TOTAL FOREIGN BONDS & NOTES
(cost $35,677,651)                                                36,421,221
                                                                ------------
CONVERTIBLE BONDS - 0.82%
LEISURE - 0.04%
Discovery Zone, Inc.
0%, Liquid Yield Option Notes, 10/14/13                250,000        64,845
                                                                ------------
OIL & GAS - 0.78%
Cross Timbers Oil Co.
5.25%, Subordinated Notes, 11/01/03                  1,500,000     1,397,580
                                                                ------------
TOTAL CONVERTIBLE BONDS
(cost $1,636,232)                                                  1,462,425
                                                                ------------
COMMON STOCKS - 0.41%
GAMING - 0.00%
Capital Gaming International, Inc. (8)                  44,540         5,568
                                                                ------------
METALS & MINING - 0.41%
Freeport McMoran Copper and Gold, Inc. Class B          19,999       562,472
Freeport McMoran, Inc.                                   4,750       175,750
                                                                ------------
                                                                     738,222
                                                                ------------
TOTAL COMMON STOCKS
(cost $784,094)                                                      743,790
                                                                ------------
PREFERRED STOCKS - 1.09%
BANKING - 1.09%
First Nationwide Bank, 11.50%                           17,500     1,964,375
                                                                ------------
TOTAL PREFERRED STOCKS
(cost $1,750,000)                                                  1,964,375
                                                                ------------
CONVERTIBLE PREFERRED STOCKS - 4.95%
HEALTHCARE - 1.50%
Foxmeyer Health Corp., $4.20 Series A (9)               71,928     2,688,309
                                                                ------------
METALS & MINING - 0.61%
Freeport McMoran Copper and Gold, Inc., 5.00%
(10)                                                    40,000     1,090,000
                                                                ------------
OIL & GAS - 2.85%
BCP/Essex Holdings, 15.00%                              64,584     1,711,476
Parker & Parsley Petroleum Co., 6.25% (1)               32,500     1,575,308
Tejas Gas Corp., 5.25%                                  38,600     1,833,500
                                                                ------------
                                                                   5,120,284
                                                                ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(cost $8,046,264)                                                  8,898,593
                                                                ------------
WARRANTS - 0.09% (8)
AIRLINES - 0.01%
CHC Helicopter Corp., (expires 12/15/00)                16,000        10,400
                                                                ------------
CONSUMER NONDURABLES - 0.06%
Renaissance Cosmetics, Inc., (expires 8/15/01)           5,000       113,750
                                                                ------------
GAMING - 0.00%
Capital Gaming International, Inc., (expires
2/01/99)                                                36,318           725
                                                                ------------

       NORTHSTAR ADVANTAGE HIGH YIELD FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

Security                                                   Principal
Amount                                                                 Value
------------------------------------------------------------------------------
PACKAGING - 0.02%
Crown Packaging Holdings Ltd., (expires 11/01/03)        3,750  $     39,375
                                                                ------------
TOTAL WARRANTS
(cost $318,150)                                                      164,250
                                                                ------------
TOTAL INVESTMENT SECURITIES - 94.11%
(cost $169,134,498)                                              169,064,242
REPURCHASE AGREEMENT - 4.51%
Agreement with State Street Bank and Trust
bearing interest at 5.25% dated 12/29/95 to be
repurchased 1/02/96 at $8,113,730 and
collateralized by $8,065,000 U.S. Treasury Notes,
6.875% due 10/31/96, value $8,276,158
(cost $8,112,548)                                  $ 8,109,000     8,112,548

Other assets less liabilities - 1.38%                              2,472,946
                                                                ------------
Net Assets - 100.00%                                            $179,649,736
                                                                ------------
                                                                ------------

      (1) Sale restricted to qualified institutional investors.
      (2) Step bond.
      (3) A unit consists of $1,000 par value 13.75%, Sr. Secured Notes, 5/15/02 and 4 common stock Appreciation rights.
      (4) A unit consists of $1,000 par value 11.35%, Debentures, 11/15/99 and 1 Class A and 1 Class B common stock.
      (5) A unit consists of $1,000 par value 13.50%, Sr. Secured Notes, 7/15/03 and 1 warrant.
      (6) Floating rate security. Rate as of December 31, 1995.
      (7) Issued with 1,000 value recovery rights (expiration 2003) per $1,000 par value 6.25%, Debentures, 12/31/19.
      (8) Non-income producing securities.
      (9) Payment-in-kind security.
     (10) Dividend rate resets to 7.00% on 8/01/96.
     (11) Defaulted security.
     (12) The principal amount shown in Canadian Dollars.

                See accompanying notes to financial statements.

      NORTHSTAR ADVANTAGE INCOME FUND
                                              [LOGO]

                                          [PHOTO]
                                     MARGARET D. PATEL


   INVESTMENT ENVIRONMENT

    THE MARKETS

         - Both the Dow Jones Industrials and the S&P 500 rose during 1995, posting total rates of return of 33.4% and 34.1%, respectively, reflecting good corporate earnings growth.

         - Interest rates as measured by 10 year Treasury maturities fell from 7.82% at the end of December, 1994 to 5.57%, at year-end 1995 reflecting subdued economic growth and low inflation.

         - Convertible issues performed well, aided both by higher underlying equity prices as well as declining interest rates.

    THE FUND

         - The Fund's return of 25.1% (T shares) in the year compared to 21.7% for the average fund in the Lipper Income Fund category (the Fund's universe), and its results may also be compared to the 25.2% return achieved by average for the Lipper Balanced Fund category.

         - Holdings were increased in finance (insurance), industrial, energy, airlines, and healthcare. Exposure was eliminated in telecommunications issues representing cellular, wireless, and alternative access providers.

         - Asset allocation to intermediate term straight bonds was substantially reduced, and holdings of convertible preferred stocks, convertible bonds, and long term straight bonds were increased with the proceeds. Holdings of common stock were slightly reduced.

    CURRENT STRATEGY

         - The Fund remains fully invested in sectors which represent reasonable valuations for stable to improving growth. Since it seems likely that capital appreciation from equity holdings may not be as great in 1996 versus 1995, the Fund continues to concentrate on convertible issues (bonds and preferreds total 52% of market value) in order to achieve higher income, while still maintaining equity exposure through the equity linked features of convertibles.

     ---------------------------------------------------------------------------
    FUND INFORMATION (ALL DATA IS AS OF 12/31/95)
    ----------------------------------------------------------------------------

              TOP 10 HOLDINGS

        NAME                       % FUND
 1. Jet Equipment                    5.0%
 2. MascoTech                        4.6
 3. Roche                            4.4
 4. AMR                              3.8
 5. Gencorp                          3.7
 6. Allmerica                        3.6
 7. Time Warner                      3.4
 8. Unocal                           3.4
 9. Interface                        3.4
10. United Companies                 3.2
                                   ------
                                    38.5%


              5 TOP SECTORS

   SECTORS                         % FUND
1. Industrial                       12.4%
2. Financial                        11.5
3. Energy                           11.1
4. Airlines                         10.9
5. Drugs                             7.3
                                   ------
                                    53.2%

            ASSET ALLOCATION

Common Stock                        28.8%
Bonds                               43.1
-Convertibles                    19.2
-Straight                        23.9
Preferreds (cvt.)                   28.0

                        NORTHSTAR ADVANTAGE INCOME FUND

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NORTHSTAR ADVANTAGE INCOME
    FUND AND COMPARATIVE INDICES FROM INCEPTION OF EACH CLASS OF SHARES THROUGH THE FUND'S FISCAL YEAR END.

    In accordance with the reporting requirements of the Securities and Exchange Commission, the following data is supplied for the fiscal year ended December 31, 1995, with all distributions reinvested in shares. The average annualized total return for Class A shares of 12.03% for the period since the classes' inception on June 5, 1995 reflects payment of the maximum sales charge of 4.75%. Average annualized total returns of 12.13% and 19.33% since inception on June 5, 1995 for Class B and Class C shares, respectively, and total annual returns since inception on February 3, 1986 of 9.66% for Class T shares, reflect applicable contingent deferred sales charges (maximum contingent deferred sales charge for Class B of 5.00% declines to 0% and Class T shares of 4.00% declines to 0% after five years; and maximum charge for Class C shares is 1.00% during the first year of investment only). All performance data shown represents past performance, and should not be considered indicative of future performance.

                   NORTHSTAR ADVANTAGE INCOME FUND -- CLASS A
                   NORTHSTAR ADVANTAGE INCOME FUND -- CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             CLASS A  S & P 500        CPI    LEHMAN GOVT/CORP
6/05/95        9,525     10,000     10,000              10,000
6/30/95        9,475     10,280     10,010              10,064
7/31/95        9,770     10,607     10,030              10,069
8/31/95        9,921     10,604     10,040              10,152
9/30/95       10,103     11,095     10,050              10,220
10/31/95       9,996     11,039     10,080              10,332
11/30/95      10,462     11,492     10,080              10,458
12/31/95      10,672     11,760     10,080              10,562
             CLASS B  S & P 500        CPI    LEHMAN GOVT/CORP
6/05/95       10,000     10,000     10,000              10,000
6/30/95        9,454     10,280     10,010              10,064
7/31/95        9,739     10,607     10,030              10,069
8/31/95        9,897     10,604     10,040              10,152
9/30/95       10,084     11,095     10,050              10,220
10/31/95       9,984     11,039     10,080              10,332
11/30/95      10,453     11,492     10,080              10,458
12/31/95      10,675     11,760     10,080              10,562

                   NORTHSTAR ADVANTAGE INCOME FUND -- CLASS C
                   NORTHSTAR ADVANTAGE INCOME FUND -- CLASS T
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             CLASS C  S & P 500        CPI    LEHMAN GOVT/CORP
6/05/95       10,000     10,000     10,000              10,000
6/30/95        9,844     10,280     10,010              10,064
7/31/95       10,143     10,607     10,030              10,069
8/31/95       10,302     10,604     10,040              10,152
9/30/95       10,481     11,095     10,050              10,220
10/31/95      10,361     11,039     10,080              10,332
11/30/95      10,849     11,492     10,080              10,458
12/31/95      11,060     11,760     10,080              10,562
             CLASS T  S & P 500        CPI    LEHMAN GOVT/CORP
2/03/86       10,000     10,000     10,000              10,000
2/86          10,150     10,715      9,980              10,237
3/86          10,400     11,377      9,920              10,512
4/86          10,300     11,217      9,880              10,582
5/86          10,420     11,780      9,910              10,445
6/86          10,551     12,045      9,950              10,698
7/86          10,556     11,338      9,960              10,816
8/86          11,046     12,145      9,970              11,068
9/86          10,763     11,208     10,010              10,964
10/86         11,063     11,821     10,030              11,102
11/86         11,198     12,075     10,050              11,208
12/86         11,076     11,833     10,090              11,238
1/87          11,607     13,393     10,150              11,339
2/87          11,713     13,887     10,191              11,395
3/87          11,778     14,356     10,232              11,370
4/87          11,489     14,191     10,283              11,169
5/87          11,424     14,276     10,314              11,144
6/87          11,725     15,072     10,355              11,276
7/87          11,881     15,798     10,386              11,301
8/87          12,037     16,351     10,428              11,271
9/87          11,773     16,067     10,469              11,131
10/87         10,503     12,570     10,501              11,462
11/87         10,321     11,498     10,543              11,531
12/87         10,483     12,447     10,564              11,643
1/88          11,082     12,950     10,606              11,932
2/88          11,324     13,491     10,617              12,058
3/88          11,225     13,155     10,648              12,007
4/88          11,236     13,279     10,702              11,987
5/88          11,178     13,321     10,734              11,929
6/88          11,582     14,026     10,777              12,124
7/88          11,582     13,950     10,820              12,088
8/88          11,476     13,412     10,852              12,103
9/88          11,713     14,070     10,907              12,313
10/88         12,004     14,436     10,939              12,483
11/88         11,835     14,163     10,972              12,375
12/88         11,887     14,499     11,005              12,388
1/89          12,315     15,530     11,049              12,511
2/89          12,216     15,081     11,082              12,458
3/89          12,338     15,526     11,138              12,516
4/89          12,674     16,304     11,216              12,769
5/89          12,984     16,876     11,272              13,015
6/89          13,109     16,893     11,294              13,347
7/89          13,691     18,386     11,339              13,618
8/89          13,918     18,671     11,339              13,434
9/89          13,893     18,699     11,362              13,499
10/89         13,688     18,228     11,419              13,782
11/89         13,881     18,529     11,453              13,919
12/89         13,989     19,079     11,499              13,959
1/90          13,414     17,766     11,602              13,873
2/90          13,389     17,917     11,649              13,924
3/90          13,493     18,501     11,695              13,941
4/90          13,227     18,004     11,731              13,895
5/90          13,931     19,660     11,754              14,192
6/90          14,072     19,660     11,825              14,379
7/90          14,058     19,558     11,884              14,581
8/90          13,492     17,713     11,979              14,528
9/90          13,317     16,971     12,063              14,658
10/90         13,440     16,858     12,147              14,861
11/90         13,836     17,867     12,171              15,086
12/90         14,098     18,484     12,220              15,294
1/91          14,446     19,251     12,269              15,451
2/91          15,031     20,546     12,281              15,546
3/91          15,282     21,159     12,281              15,631
4/91          15,282     21,165     12,318              15,792
5/91          15,535     21,982     12,355              15,881
6/91          15,013     21,112     12,380              15,893
7/91          15,572     22,059     12,404              16,065
8/91          15,944     22,492     12,442              16,370
9/91          16,073     22,240     12,479              16,648
10/91         16,247     22,505     12,504              16,838
11/91         16,262     21,517     12,554              17,035
12/91         17,084     24,092     12,592              17,449
1/92          16,895     23,613     12,604              17,282
2/92          16,792     23,839     12,629              17,335
3/92          16,652     23,487     12,680              17,266
4/92          16,845     24,142     12,705              17,421
5/92          17,275     24,166     12,731              17,681
6/92          17,208     23,934     12,769              17,935
7/92          17,717     24,877     12,807              18,280
8/92          17,673     24,280     12,833              18,466
9/92          17,853     24,688     12,858              18,721
10/92         17,671     24,740     12,910              18,496
11/92         18,019     25,489     12,936              18,421
12/92         18,460     25,925     12,962              18,658
1/93          18,859     26,107     12,987              19,005
2/93          19,319     26,381     13,026              19,285
3/93          19,814     27,053     13,052              19,356
4/93          19,614     26,366     13,105              19,507
5/93          19,753     26,965     13,131              19,454
6/93          20,225     27,181     13,144              19,736
7/93          20,381     27,037     13,157              19,776
8/93          20,960     27,967     13,183              20,071
9/93          21,230     27,880     13,197              20,153
10/93         21,387     28,421     13,263              20,201
11/93         20,882     28,054     13,289              20,102
12/93         21,062     28,525     13,316              20,185
1/94          21,664     29,452     13,329              20,385
2/94          21,127     28,569     13,369              20,105
3/94          20,377     27,455     13,396              19,812
4/94          20,377     27,770     13,423              19,683
5/94          20,410     28,115     13,436              19,697
6/94          20,146     27,572     13,476              19,701
7/94          20,511     28,441     13,517              19,959
8/94          20,677     29,510     13,571              20,017
9/94          20,386     28,920     13,598              19,850
10/94         20,235     29,524     13,612              19,854
11/94         19,832     28,358     13,625              19,767
12/94         19,939     28,917     13,652              19,832
1/95          20,250     29,619     13,693              20,156
2/95          20,856     30,689     13,734              20,545
3/95          21,071     31,726     13,762              20,658
4/95          21,456     32,614     13,817              20,897
5/95          22,190     33,798     13,858              21,487
6/95          22,188     34,745     13,872              21,624
7/95          22,860     35,849     13,900              21,635
8/95          23,214     35,839     13,914              21,812
9/95          23,646     37,498     13,928              21,958
10/95         23,379     37,311     13,970              22,200
11/95         24,468     38,840     13,970              22,471
12/31/95      24,948     39,745     13,970              22,693

       NORTHSTAR ADVANTAGE INCOME FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

                                                                          [LOGO]

Security                                                Shares         Value
------------------------------------------------------------------------------
COMMON STOCK - 28.71%
CHEMICALS - 0.88%
Atlantic Richfield Co.,                                  6,000  $    664,500
                                                                ------------
CONSUMER NONDURABLES - 1.10%
Procter & Gamble Co.                                    10,000       830,000
                                                                ------------
FINANCIAL SERVICES - 6.94%
Allmerica Financial Corp.                              100,500     2,713,500
Allstate Corp.                                          20,000       822,500
Finova Group, Inc.                                      35,000     1,688,750
                                                                ------------
                                                                   5,224,750
                                                                ------------
FOREST & PAPER PRODUCTS - 2.19%
Buckeye Cellulose Corp. (1)                             75,000     1,650,000
                                                                ------------
HEALTHCARE\PHARMACEUTICAL - 5.67%
Bristol-Myers, Squibb Co.                               10,000       858,750
Merck & Co., Inc.                                       20,000     1,315,000
U.S. Healthcare, Inc.                                   45,000     2,092,500
                                                                ------------
                                                                   4,266,250
                                                                ------------
OIL & GAS - 4.19%
Amoco Corp.                                              9,000       646,875
KN Energy, Inc.                                         40,000     1,165,000
Mobil Corp                                              12,000     1,344,000
                                                                ------------
                                                                   3,155,875
                                                                ------------
REAL ESTATE INVESTMENT TRUST - 5.93%
Health and Retirement Property Trust                    42,000       682,500
Health Care Property Investors, Inc.                    32,000     1,124,000
Meditrust                                               25,000       871,875
National Health Investors, Inc.                         27,150       899,344
Nationwide Health Properties, Inc.                      21,000       882,000
                                                                ------------
                                                                   4,459,719
                                                                ------------
TEXTILES - 1.81%
Interface, Inc.                                         80,000     1,360,000
                                                                ------------
TOTAL COMMON STOCK
(cost $17,179,304)                                                21,611,094
                                                                ------------
CONVERTIBLE PREFERRED STOCK - 27.97%
AIRLINES - 2.12%
Continental Air Finance Group, 8.50% (2)                30,000     1,597,500
                                                                ------------
CHEMICALS - 3.64%
Atlantic Richfield Co., 9.00%                           80,000     1,880,000
Corning Delaware LP, 6.00%                              17,000       856,375
                                                                ------------
                                                                   2,736,375
                                                                ------------
COMPUTER SERVICES - 3.21%
General Motors Corp.,
Class E, $3.25                                          33,000     2,417,250
                                                                ------------

       NORTHSTAR ADVANTAGE INCOME FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

                                                   Shares/Principal
Security                                           Amount              Value
------------------------------------------------------------------------------
FINANCIAL SERVICES - 4.19%
Jefferson-Pilot Corp., 7.25%                            10,000  $    731,250
United Companies Financial Corp., 6.75%                 48,000     2,424,000
                                                                ------------
                                                                   3,155,250
                                                                ------------
FOREST & PAPER PRODUCTS - 2.43%
International Paper Capital Trust, 5.25% (2)            40,000     1,827,000
                                                                ------------
INDUSTRIAL SERVICES - 2.29%
Browning-Ferris Industries, Inc., 7.25%                 55,000     1,725,625
                                                                ------------
INSURANCE - 2.51%
Alexander & Alexander Services, Inc., $3.625 (2)        39,200     1,886,892
                                                                ------------
METALS & MINING - 2.28%
Pittston Mineral Group, 6.25%, (2)                      44,000     1,717,584
                                                                ------------
OIL & GAS - 5.30%
Tejas Gas Corp., 5.25%                                  30,000     1,425,000
Unocal Corp., 7.00% (2)                                 46,300     2,563,168
                                                                ------------
                                                                   3,988,168
                                                                ------------
TOTAL CONVERTIBLE PREFERRED STOCK
(cost $20,489,894)                                                21,051,644
                                                                ------------
CORPORATE BONDS - 23.91%
AIRLINES - 3.75%
AMR Corp.
9.00%, Debentures, 8/01/12                         $ 2,500,000     2,820,125
                                                                ------------
BROADCASTING - 2.95%
TCI Communications, Inc.
8.75%, Sr. Debentures, 8/01/15                       2,000,000     2,217,440
                                                                ------------
FINANCIAL SERVICES - 4.97%
Jet Equipment Trust
9.71%, Subordinated Notes, 2/15/15 (2)               3,400,000     3,743,400
                                                                ------------
FOREST & PAPER PRODUCTS - 2.72%
Buckeye Cellulose Corp.
8.50%, Sr. Subordinated Notes, 12/15/05              2,000,000     2,050,000
                                                                ------------
HEALTHCARE\PHARMACEUTICAL - 2.70%
Universal Health Services, Inc.
8.75%, Sr. Notes, 8/15/05                            2,000,000     2,035,000
                                                                ------------
MEDIA & COMMUNICATION - 3.41%
Time Warner, Inc.
9.15%, Debentures, 2/01/23                           2,250,000     2,569,950
                                                                ------------
TEXTILES - 3.41%
Interface, Inc.
9.50%, Sr. Subordinated Notes, 11/15/05 (2)          2,500,000     2,562,500
                                                                ------------
TOTAL CORPORATE BONDS
(cost $17,147,533)                                                17,998,415
                                                                ------------

       NORTHSTAR ADVANTAGE INCOME FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

                                                                          [LOGO]

                                                     Principal
Security                                                Amount         Value
------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS - 19.22%
AUTOMOTIVE - 4.61%
MascoTech, Inc.
4.50%, Subordinated Debentures, 12/15/03           $ 4,430,000  $  3,466,475
                                                                ------------
DIVERSIFIED MANUFACTURING - 3.66%
Gencorp, Inc.
8.00%, Subordinated Debentures, 8/01/02              2,750,000     2,750,825
                                                                ------------
FINANCIAL SERVICES - 2.45%
American Travellers Corp.
6.50%, Subordinated Debentures, 10/01/05             1,350,000     1,840,401
                                                                ------------
HEALTHCARE\PHARMACEUTICAL - 4.40%
Roche Holdings, Inc.
0%, Liquid Yield Option Notes, 4/20/10 (2)(3)        7,500,000     3,309,375
                                                                ------------
INSURANCE - 1.80%
Equitable Companies, Inc.
6.125%, Subordinated Debentures, 12/15/24            1,200,000     1,357,956
                                                                ------------
OIL & GAS - 0.56%
Pogo Producing Co.
5.50%, Subordinated Notes, 3/15/04                     300,000       418,980
                                                                ------------
TECHNOLOGY - 0.73%
Thermo Electron Corp.
4.25%, Subordinated Debentures, 1/01/03 (2)            500,000       548,750
                                                                ------------
TELECOMMUNICATIONS - 1.01%
California Microwave, Inc.
5.25%, Subordinated Notes, 12/15/03                    905,000       762,462
                                                                ------------
TOTAL CONVERTIBLE CORPORATE BONDS
(cost $13,525,511)                                                14,455,224
                                                                ------------
TOTAL INVESTMENT SECURITIES - 99.81%
(cost $68,342,242)                                                75,116,377
Other assets less liabilities - 0.19%                                141,890
                                                                ------------
Net Assets - 100.00%                                            $ 75,258,267
                                                                ------------
                                                                ------------

     (1) Non-income producing security.

     (2) Sale restricted to qualified institutional investors.

     (3) Foreign denominated securities.

                See accompanying notes to financial statements.

   NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND

                                                                   [PHOTO][LOGO]
                                            PRESCOTT B. CROCKER ROBERT L. THOMAS
   INVESTMENT ENVIRONMENT

    THE MARKETS

         - The year 1995 was extraordinarily good for the stock market. The S&P 500 index gained 34.1%.

         - Stock prices responded to strong corporate earnings increases, sharply lower interest rates, and the outlook for an extended economic expansion.

         - In late 1995 a slowing in global economic activity lead to inventory corrections and reduced expectations for an increasing number of companies. This along with federal budget uncertainties has caused some increased price volatility.

    THE FUND

         - The Fund's return of 24.4% (T shares), in 1995 compared to 30.82% for the Lipper Growth Fund Index. Most of the shortfall relative to the broad averages occurred in the first quarter when Latin American stocks declined sharply and unfounded fears of recession weighed heavily on the cyclically sensitive holdings.

         - Very strong gains were achieved in a variety of well capitalized, high quality stocks such as Fannie Mae, Pfizer, Boeing, Texas Instruments, British Sky Broadcasting and Philip Morris.

         - Underperforming areas such as consumer durables were sold early in the year. Technology, which was very strong at mid-year, was cut back and finished 1995 with disappointing returns. Basic materials were sold and technology cut back after mid-year while additions were made to more consistent growers in consumer staples, energy, and financial services.

    CURRENT STRATEGY

         - We continue to expect positive results for stocks in 1996. Slow economic growth should continue in the first half but strengthen later in the year because of low interest rates and more simulative monetary policy. Stock prices look attractive relative to interest rates. The major stock indices should appreciate by 5-10% supported by modest earnings growth. Selective individual stocks should benefit from superior growth in earnings, global competitive strength, large stock buy backs, and substantial dividend increases.

         - Stocks with long term consistent growth prospects have received more emphasis with the largest holdings in consumer staples/health, financial and energy. Technology was adjusted early in January to emphasize consistent growth issues. Cash reserves were raised slightly to be deployed opportunistically.

     ---------------------------------------------------------------------------
    FUND INFORMATION (ALL DATA IS AS OF 12/31/95)
    ----------------------------------------------------------------------------

        TOP 10 EQUITY HOLDINGS

           NAME                  % FUND
 1.        Intel                   4.0%
 2.        Philip Morris           3.6
 3.        WorldCom                3.3
 4.        Merck                   3.2
 5.        Fannie Mae              3.1
 6.        National Semi           2.9
 7.        BankAmerica             2.8
 8.        Home Depot              2.8
 9.        Citicorp                2.7
10.        Bristol Myers           2.6
                                   ---
                                  31.0%


             5 TOP SECTORS

           SECTORS               % FUND
1.         Consumer
           Staples                22.1%
2.         Technology             18.7
3.         Financial              17.6
4.         Energy                 11.1
5.         Capital Goods           7.4
                                   ---
                                  76.9%

           ASSET ALLOCATION

Common Stock                      94.9%
Convertible                        4.9

                        NORTHSTAR ADVANTAGE GROWTH FUND

                                                                          [LOGO]

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NORTHSTAR ADVANTAGE GROWTH
    FUND AND COMPARATIVE INDICES FROM INCEPTION OF EACH CLASS OF SHARES THROUGH THE FUND'S FISCAL YEAR END.

    In accordance with the reporting requirements of the Securities and Exchange Commission, the following data is supplied for the fiscal year ended December 31, 1995, with all distributions reinvested in shares. The average annualized total return for Class A shares of 11.18% for the period since the classes' inception on June 5, 1995 reflects payment of the maximum sales charge of 4.75%. Average annualized total returns of 12.34% and 18.75% since inception on June 5, 1995 for Class B and Class C shares, respectively, and total annual returns since inception on February 3, 1986 of 11.08% for Class T shares, reflect applicable contingent deferred sales charges (maximum contingent deferred sales charge for Class B of 5.00% declines to 0% and Class T shares of 4.00% declines to 0% after five years; and maximum charge for Class C shares is 1.00% during the first year of investment only). All performance data shown represents past performance, and should not be considered indicative of future performance.

                   NORTHSTAR ADVANTAGE GROWTH FUND -- CLASS A
                   NORTHSTAR ADVANTAGE GROWTH FUND -- CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             CLASS A  S & P 500        CPI
6/05/95        9,525     10,000     10,000
6/30/95        9,866     10,280     10,010
7/31/95       10,333     10,607     10,030
8/31/95       10,321     10,604     10,040
9/30/95       10,555     11,095     10,050
10/31/95      10,310     11,039     10,080
11/30/95      10,635     11,492     10,080
12/31/95      10,623     11,760     10,080
             CLASS B  S & P 500        CPI
6/05/95       10,000     10,000     10,000
6/30/95        9,850     10,280     10,010
7/31/95       10,340     10,607     10,030
8/31/95       10,322     10,604     10,040
9/30/95       10,556     11,095     10,050
10/31/95      10,299     11,039     10,080
11/30/95      10,636     11,492     10,080
12/31/95      10,686     11,760     10,080

                   NORTHSTAR ADVANTAGE GROWTH FUND -- CLASS C
                   NORTHSTAR ADVANTAGE GROWTH FUND -- CLASS T
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             CLASS C  S & P 500        CPI
6/05/95       10,000     10,000     10,000
6/30/95       10,253     10,280     10,010
7/31/95       10,737     10,607     10,030
8/31/95       10,720     10,604     10,040
9/30/95       10,887     11,095     10,050
10/31/95      10,699     11,039     10,080
11/30/95      11,036     11,492     10,080
12/31/95      11,029     11,760     10,080
             CLASS T  S & P 500        CPI
2/03/86       10,000     10,000     10,000
2/86          10,310     10,715      9,980
3/86          10,750     11,377      9,920
4/86          10,580     11,217      9,880
5/86          11,041     11,780      9,910
6/86          11,110     12,045      9,950
7/86          10,285     11,338      9,960
8/86          10,995     12,145      9,970
9/86          10,454     11,208     10,010
10/86         10,865     11,821     10,030
11/86         11,096     12,075     10,050
12/86         10,895     11,833     10,090
1/87          11,966     13,393     10,150
2/87          12,441     13,887     10,191
3/87          12,741     14,356     10,232
4/87          12,641     14,191     10,283
5/87          12,869     14,276     10,314
6/87          13,345     15,072     10,355
7/87          13,831     15,798     10,386
8/87          14,110     16,351     10,428
9/87          13,903     16,067     10,469
10/87         10,893     12,570     10,501
11/87         10,241     11,498     10,543
12/87         10,904     12,447     10,564
1/88          11,403     12,950     10,606
2/88          11,851     13,491     10,617
3/88          11,675     13,155     10,648
4/88          11,769     13,279     10,702
5/88          11,665     13,321     10,734
6/88          12,052     14,026     10,777
7/88          12,041     13,950     10,820
8/88          11,841     13,412     10,852
9/88          12,282     14,070     10,907
10/88         12,640     14,436     10,939
11/88         12,461     14,163     10,972
12/88         12,725     14,499     11,005
1/89          13,481     15,530     11,049
2/89          13,322     15,081     11,082
3/89          13,520     15,526     11,138
4/89          14,037     16,304     11,216
5/89          14,640     16,876     11,272
6/89          14,343     16,893     11,294
7/89          15,483     18,386     11,339
8/89          15,843     18,671     11,339
9/89          15,919     18,699     11,362
10/89         15,440     18,228     11,419
11/89         15,744     18,529     11,453
12/89         15,811     19,079     11,499
1/90          14,567     17,766     11,602
2/90          14,818     17,917     11,649
3/90          15,480     18,501     11,695
4/90          14,746     18,004     11,731
5/90          16,293     19,660     11,754
6/90          16,269     19,660     11,825
7/90          16,073     19,558     11,884
8/90          14,730     17,713     11,979
9/90          13,853     16,971     12,063
10/90         13,830     16,858     12,147
11/90         14,474     17,867     12,171
12/90         14,982     18,484     12,220
1/91          15,869     19,251     12,269
2/91          17,140     20,546     12,281
3/91          17,589     21,159     12,281
4/91          17,530     21,165     12,318
5/91          18,227     21,982     12,355
6/91          17,338     21,112     12,380
7/91          18,362     22,059     12,404
8/91          18,880     22,492     12,442
9/91          18,663     22,240     12,479
10/91         19,171     22,505     12,504
11/91         18,795     21,517     12,554
12/91         20,688     24,092     12,592
1/92          20,497     23,613     12,604
2/92          20,549     23,839     12,629
3/92          20,113     23,487     12,680
4/92          20,493     24,142     12,705
5/92          20,708     24,166     12,731
6/92          19,948     23,934     12,769
7/92          20,619     24,877     12,807
8/92          20,303     24,280     12,833
9/92          20,492     24,688     12,858
10/92         20,959     24,740     12,910
11/92         22,160     25,489     12,936
12/92         22,351     25,925     12,962
1/93          22,091     26,107     12,987
2/93          22,118     26,381     13,026
3/93          22,857     27,053     13,052
4/93          22,297     26,366     13,105
5/93          22,968     26,965     13,131
6/93          23,055     27,181     13,144
7/93          23,083     27,037     13,157
8/93          24,061     27,967     13,183
9/93          23,960     27,880     13,197
10/93         24,320     28,421     13,263
11/93         24,016     28,054     13,289
12/93         24,854     28,525     13,316
1/94          25,657     29,452     13,329
2/94          24,941     28,569     13,369
3/94          23,452     27,455     13,396
4/94          23,668     27,770     13,423
5/94          23,696     28,115     13,436
6/94          22,691     27,572     13,476
7/94          23,511     28,441     13,517
8/94          24,489     29,510     13,571
9/94          23,879     28,920     13,598
10/94         23,764     29,524     13,612
11/94         22,928     28,358     13,625
12/94         22,948     28,917     13,652
1/95          22,935     29,619     13,693
2/95          23,517     30,689     13,734
3/95          24,049     31,726     13,762
4/95          24,837     32,614     13,817
5/95          25,466     33,798     13,858
6/95          26,579     34,745     13,872
7/95          27,822     35,849     13,900
8/95          27,778     35,839     13,914
9/95          28,395     37,498     13,928
10/95         27,736     37,311     13,970
11/95         28,585     38,840     13,970
12/31/95      28,550     39,745     13,970

       NORTHSTAR ADVANTAGE GROWTH FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

Security                                                Shares         Value
------------------------------------------------------------------------------
COMMON STOCK - 97.35%
AEROSPACE - 0.69%
Boeing Co.                                               7,000  $    548,625
                                                                ------------
AUTOMOTIVE - 1.52%
Magna International, Inc.                               28,000     1,211,000
                                                                ------------
BANKING - 8.44%
Ahmanson (H.F.) & Co.                                   50,000     1,325,000
BankAmerica Corp.                                       35,000     2,266,250
Citicorp                                                32,300     2,172,175
Mellon Bank Corp.                                       18,000       967,500
                                                                ------------
                                                                   6,730,925
                                                                ------------
BROADCASTING & CABLE - 1.80%
British Sky Broadcast Group PLC (1)                     20,000       752,500
Source Media, Inc.                                      75,000       684,375
                                                                ------------
                                                                   1,436,875
                                                                ------------
BUSINESS SERVICES - 3.29%
H & R Block, Inc.                                       37,500     1,518,750
Reuters Holdings PLC (1)                                20,000     1,102,500
                                                                ------------
                                                                   2,621,250
                                                                ------------
CHEMICALS - 0.99%
Air Products and Chemical, Inc.                         15,000       791,250
                                                                ------------
COMPUTER SERVICES - 2.41%
General Motors Corp.
Class E                                                 37,000     1,924,000
                                                                ------------
COSMETICS - 0.49%
Estee Lauder Companies, Inc. (2)                        11,300       394,088
                                                                ------------
ELECTRICAL EQUIPMENT - 5.22%
AMP, Inc.                                               48,000     1,842,000
General Electric Co.                                    20,000     1,440,000
Illinois Tool Works, Inc.                               15,000       885,000
                                                                ------------
                                                                   4,167,000
                                                                ------------
ELECTRONICS - 3.63%
DSC Communications Corp. (2)                            54,500     2,009,687
LSI Logic Corp. (2)                                     27,000       884,250
                                                                ------------
                                                                   2,893,937
                                                                ------------
FINANCIAL SERVICES - 8.06%
Dean Witter, Discover & Co.                             30,000     1,410,000
Federal National Mortgage Association                   20,000     2,482,500
MBNA Corp.                                              30,000     1,106,250
MGIC Investment Corp.                                   26,300     1,426,775
                                                                ------------
                                                                   6,425,525
                                                                ------------
FOOD, BEVERAGE & TOBACCO - 6.56%
PanAmerican Beverages, Inc.                             38,000     1,216,000
Pepsico, Inc.                                           20,000     1,117,500
Philip Morris Cos., Inc.                                32,000     2,896,000
                                                                ------------
                                                                   5,229,500
                                                                ------------

       NORTHSTAR ADVANTAGE GROWTH FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

                                                                          [LOGO]

Security                                                Shares         Value
------------------------------------------------------------------------------
HEALTHCARE/ PHARMACEUTICAL - 11.62%
Abbott Laboratories                                     20,000  $    835,000
Bristol-Myers, Squibb Co.                               24,000     2,061,000
Merck & Co., Inc.                                       39,000     2,564,250
Pfizer, Inc.                                            30,000     1,890,000
Pharmacia & Upjohn, Inc.                                49,500     1,918,125
                                                                ------------
                                                                   9,268,375
                                                                ------------
HOUSEHOLD PRODUCTS - 1.87%
Procter & Gamble Co.                                    18,000     1,494,000
                                                                ------------
INSURANCE - 1.45%
American International Group, Inc.                      12,500     1,156,250
                                                                ------------
LEISURE - 1.16%
Cedar Fair LP                                           25,000       925,000
                                                                ------------
MACHINERY - 1.65%
Deere & Co.                                             18,000       634,500
Kennametal, Inc.                                        21,500       682,625
                                                                ------------
                                                                   1,317,125
                                                                ------------
OFFICE EQUIPMENT - 1.55%
Xerox Corp.                                              9,000     1,233,000
                                                                ------------
OIL & GAS - 11.31%
Amoco Corp.                                             24,000     1,725,000
El Paso Natural Gas Co.                                 40,000     1,135,000
ENI SpA (1)                                             30,000     1,027,500
Enron Oil And Gas Co.                                   40,000       960,000
Royal Dutch Petroleum Co.                               10,000     1,411,250
Schlumberger Ltd.                                       26,000     1,800,500
Sonat, Inc.                                             27,000       961,875
                                                                ------------
                                                                   9,021,125
                                                                ------------
PAPER & FOREST PRODUCTS - 0.65%
Kimberly-Clark Corp.                                     6,240       516,360
                                                                ------------
RAILROADS & EQUIPMENT - 1.43%
Canadian National Railway Co. (3)                       20,000       300,000
Conrail, Inc.                                           12,000       840,000
                                                                ------------
                                                                   1,140,000
                                                                ------------
RETAIL & WHOLESALE - 3.73%
Home Depot, Inc.                                        46,000     2,202,250
Pep Boys-Manny, Moe & Jack                              30,000       768,750
                                                                ------------
                                                                   2,971,000
                                                                ------------
TECHNOLOGY - 9.99%
Applied Materials, Inc. (2)                             26,000     1,023,750
Compaq Computer Corp. (2)                               30,500     1,464,000
Intel Corp.                                             56,000     3,178,000
National Semiconductor Corp. (2)                       103,400     2,300,650
                                                                ------------
                                                                   7,966,400
                                                                ------------

       NORTHSTAR ADVANTAGE GROWTH FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

                                                   Shares/Principal
Security                                           Amount              Value
------------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.38%
Alltel Corp.                                            39,000  $  1,150,500
GTE Corp.                                               29,000     1,276,000
WorldCom, Inc. (2)                                      75,500     2,661,375
                                                                ------------
                                                                   5,087,875
                                                                ------------
WIRELESS COMMUNICATION - 1.46%
Nokia Corp. (1)                                         30,000     1,166,250
                                                                ------------
TOTAL COMMON STOCKS
(cost $70,572,746)                                                77,636,735
                                                                ------------
CONVERTIBLE PREFERRED STOCK - .51%
HOUSEHOLD PRODUCTS - 0.51%
Amway Japan Ltd. (1)                                    20,900       407,550
                                                                ------------
TOTAL CONVERTIBLE PREFERRED STOCK
(cost $400,444)                                                      407,550
                                                                ------------
CONVERTIBLE BONDS - 1.97%
GAMING - 1.14%
Argosy Gaming Corp.
12.00%, Subordinated Notes, 6/01/01                $ 1,000,000       907,500
                                                                ------------
HEALTHCARE - 0.83%
Roche Holdings, Inc.
0%, Liquid Yield Option Notes, 4/20/10 (3) (4)       1,500,000       661,875
                                                                ------------
TOTAL CONVERTIBLE BONDS
(cost $1,671,980)                                                  1,569,375
                                                                ------------
TOTAL INVESTMENT SECURITIES - 99.83%
(cost $72,645,170)                                                79,613,660
REPURCHASE AGREEMENT - 1.84%
Agreement with State Street Bank and Trust
bearing interest at 5.25% dated 12/29/95 to be
repurchased 1/02/96 at $1,469,857 and
collateralized by $1,465,000 U.S. Treasury Notes,
6.875% due 10/31/96, value $1,499,638 (cost
$1,469,643)                                          1,469,000     1,469,643
Liabilities in excess of other assets - (1.67)%                   (1,330,250)
                                                                ------------
Net Assets - 100.00%                                            $ 79,753,053
                                                                ------------
                                                                ------------

     (1) American Depositary Receipts.

     (2) Non-income producing securities.

     (3) Foreign securities.

     (4) Convertible into a 144A American Depository shares.

                See accompanying notes to financial statements.

   NORTHSTAR ADVANTAGE SPECIAL FUND

                                                                   [PHOTO][LOGO]
                                                                ROBERT L. THOMAS
   INVESTMENT ENVIRONMENT

    THE MARKETS

         - Prices of both stocks and bonds performed admirably in 1995, with the Dow Jones Industrial Average providing a total return of 33.4% and the long-term U.S. Treasuries returning 29.95%. Each of those rates was more than three times historic average returns.

         - For common stock owners, 1995 provided a year of sharply rising corporate profit margins on quite modest sales gains. Bond-holders were beneficiaries of the continuing positive news on inflation at a point so far enough along in the economic recovery that "overheating" would have come as no surprise.

         - At year-end, signs of an economic slowdown were abundant, and prompt action by the Federal Reserve to stimulate the economy was a reasonable expectation. With or without that stimulus, smaller sales and profit gains are likely this year. On the other hand, we expect significant increases in corporate dividends and still lower interest rates to offset any disappointment in earnings reports.

    THE FUND

         - Effective February 1, 1996, Navellier Fund Management, Inc. will assume day to day investment management of the Fund's portfolio pursuant to a Subadvisory Agreement with the Fund's Adviser approved by shareholders at a meeting held on January 30, 1996.

         - The Special Fund's return of 11.34% (T shares), lagged the indicies and most other funds in the "small cap" category. While the return was actually higher than average historic returns for stocks, it was a year when more exceptional returns were commonplace. The Fund's five-year average annual return of 18.1%, although below the average for all small cap funds, places the Fund among the top 14% of funds in the Lipper universe.

         - The Fund's performance reflected its relatively small commitments to the technology sector in the first half of the year, modest holdings in financial services stock which did well as interest rates continued to fall; and oversized holdings in consumer-related stocks which performed poorly through much of the year.

         - In the course of the year, we increased the Fund's liquidity by buying larger companies then we have in the past. In each of the past two years, larger companies have outperformed small companies - perhaps because individuals are increasingly buying funds which favor larger companies rather than individual stocks, and also perhaps because the huge flood of new issues of small companies has created an imbalance in supply and demand. We continue to believe that small companies provide exceptional value to the patient investor.

     ---------------------------------------------------------------------------
    FUND INFORMATION (ALL DATA IS AS OF 12/31/95)
    ----------------------------------------------------------------------------

            TOP 10 HOLDINGS
           NAME                  % FUND
 1.        NFO Research            4.3%
 2.        Comair                  3.6
 3.        MEMC                    3.5
 4.        Oak Tech                3.4
 5.        WorldCom                2.8
 6.        Daka Int'l              2.8
 7.        Vicor                   2.7
 8.        Fresenius               2.7
 9.        Paging Network          2.6
10.        Cambridge               2.3
                                   ---
                                  30.7%


           5 TOP INDUSTRIES
           SECTORS               % FUND
1.         Technology             18.2%
2.         Airlines                8.6
3.         Computer
           Software                8.1
4.         Business
           Services                7.5
5.         Consumer
           Nondur.                 6.7
                                   ---
                                  49.1%

           ASSET ALLOCATION
Common Stock                      91.3%
Convertible                        2.5

                        NORTHSTAR ADVANTAGE SPECIAL FUND

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NORTHSTAR ADVANTAGE SPECIAL
    FUND AND COMPARATIVE INDICES FROM INCEPTION OF EACH CLASS OF SHARES THROUGH THE FUND'S FISCAL YEAR END.

    In accordance with the reporting requirements of the Securities and Exchange Commission, the following data is supplied for the fiscal year ended December 31, 1995, with all distributions reinvested in shares. The average annualized total return for Class A shares of 12.32% for the period since the classes' inception on June 5, 1995 reflects payment of the maximum sales charge of 4.75%. Average annualized total returns of 12.22% and 19.70% since inception on June 5, 1995 for Class B and Class C shares, respectively, and total annual returns since inception on February 3, 1986 of 9.42% for Class T shares, reflect applicable contingent deferred sales charges (maximum contingent deferred sales charge for Class B of 5.00% declines to 0% and Class T shares of 4.00% declines to 0% after five years; and maximum charge for Class C shares is 1.00% during the first year of investment only). All performance data shown represents past performance, and should not be considered indicative of future performance.

                  NORTHSTAR ADVANTAGE SPECIAL FUND -- CLASS A
                  NORTHSTAR ADVANTAGE SPECIAL FUND -- CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             CLASS A   RUSSELL 2000        CPI
6/05/95        9,525         10,000     10,000
6/30/95       10,231         10,949     10,010
7/31/95       10,708         12,198     10,030
8/31/95       10,864         12,681     10,040
9/30/95       10,888         13,138     10,050
10/31/95      10,431         11,821     10,080
11/30/95      10,717         12,855     10,080
12/31/95      10,686         13,528     10,080
             CLASS B   RUSSELL 2000        CPI
6/05/95       10,000         10,000     10,000
6/30/95       10,247         10,949     10,010
7/31/95       10,732         12,198     10,030
8/31/95       10,886         12,681     10,040
9/30/95       10,911         13,138     10,050
10/31/95      10,420         11,821     10,080
11/30/95      10,712         12,855     10,080
12/31/95      10,679         13,528     10,080

                  NORTHSTAR ADVANTAGE SPECIAL FUND -- CLASS C
                  NORTHSTAR ADVANTAGE SPECIAL FUND -- CLASS T
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             CLASS C   RUSSELL 2000        CPI
6/05/95       10,000         10,000     10,000
6/30/95       10,641         10,949     10,010
7/31/95       11,132         12,198     10,030
8/31/95       11,286         12,681     10,040
9/30/95       11,306         13,138     10,050
10/31/95      10,820         11,821     10,080
11/30/95      11,117         12,855     10,080
12/31/95      11,079         13,528     10,080
             CLASS T   RUSSELL 2000        CPI
2/03/86       10,000         10,000     10,000
2/86          10,190         10,000      9,980
3/86          10,330         10,470      9,920
4/86          10,349         10,621      9,880
5/86          10,369         10,994      9,910
6/86          10,119         10,964      9,950
7/86           9,419          9,830      9,960
8/86           9,488         10,122      9,970
9/86           9,089          9,468     10,010
10/86          9,289          9,820     10,030
11/86          9,139          9,771     10,050
12/86          8,919          9,475     10,090
1/87           9,739         10,516     10,150
2/87          10,289         11,438     10,191
3/87          10,259         11,758     10,232
4/87           9,809         11,344     10,283
5/87           9,719         11,280     10,314
6/87           9,849         11,577     10,355
7/87          10,198         11,962     10,386
8/87          10,488         12,371     10,428
9/87          10,418         12,069     10,469
10/87          7,569          7,571     10,501
11/87          7,488          7,219     10,543
12/87          7,898          7,665     10,564
1/88           8,158          7,927     10,606
2/88           8,498          8,538     10,617
3/88           8,608          8,905     10,648
4/88           8,987          9,085     10,702
5/88           8,887          8,850     10,734
6/88           9,598          9,473     10,777
7/88           9,428          9,378     10,820
8/88           9,328          9,103     10,852
9/88           9,508          9,319     10,907
10/88          9,358          9,197     10,939
11/88          9,227          8,856     10,972
12/88          9,548          9,192     11,005
1/89          10,127          9,615     11,049
2/89           9,977          9,664     11,082
3/89          10,157          9,893     11,138
4/89          10,847         10,367     11,216
5/89          11,266         10,871     11,272
6/89          11,047         10,555     11,294
7/89          11,496         11,085     11,339
8/89          12,016         11,375     11,339
9/89          11,976         11,376     11,362
10/89         11,486         10,510     11,419
11/89         11,567         10,563     11,453
12/89         11,666         10,573     11,499
1/90          10,826          9,445     11,602
2/90          10,996          9,743     11,649
3/90          11,566         10,152     11,695
4/90          11,316          9,752     11,731
5/90          12,675         10,500     11,754
6/90          13,095         10,516     11,825
7/90          12,605          9,949     11,884
8/90          11,255          8,396     11,979
9/90          10,116          7,636     12,063
10/90          9,866          7,208     12,147
11/90         10,416          7,651     12,171
12/90         10,635          7,906     12,220
1/91          11,315          8,577     12,269
2/91          12,465          9,540     12,281
3/91          13,174         10,284     12,281
4/91          13,224         10,256     12,318
5/91          13,934         10,818     12,355
6/91          12,964          9,994     12,380
7/91          13,843         10,360     12,404
8/91          14,753         10,825     12,442
9/91          14,912         10,907     12,479
10/91         15,802         11,279     12,504
11/91         14,883         10,592     12,554
12/91         16,725         11,611     12,592
1/92          17,841         12,863     12,604
2/92          17,798         13,410     12,629
3/92          16,915         12,701     12,680
4/92          15,799         12,030     12,705
5/92          15,862         12,224     12,731
6/92          15,479         11,368     12,769
7/92          16,213         11,859     12,807
8/92          15,777         11,359     12,833
9/92          16,053         11,692     12,858
10/92         17,180         12,187     12,910
11/92         18,561         13,477     12,936
12/92         19,155         14,164     12,962
1/93          19,805         14,876     12,987
2/93          19,034         14,277     13,026
3/93          19,971         14,965     13,052
4/93          19,266         14,272     13,105
5/93          20,081         15,234     13,131
6/93          20,015         15,361     13,144
7/93          20,411         15,698     13,157
8/93          21,391         16,782     13,183
9/93          22,415         17,587     13,197
10/93         23,088         18,365     13,263
11/93         22,483         17,222     13,289
12/93         23,020         18,221     13,316
1/94          23,816         19,245     13,329
2/94          23,650         19,110     13,369
3/94          22,519         17,150     13,396
4/94          22,299         17,330     13,423
5/94          21,955         16,928     13,436
6/94          20,871         15,849     13,476
7/94          21,202         16,273     13,517
8/94          22,687         17,804     13,571
9/94          23,052         17,653     13,598
10/94         22,586         17,515     13,612
11/94         21,301         16,177     13,625
12/94         21,900         16,877     13,652
1/95          21,276         16,457     13,693
2/95          21,722         17,591     13,734
3/95          22,057         18,115     13,762
4/95          21,320         18,809     13,817
5/95          21,710         19,354     13,858
6/95          23,428         21,191     13,872
7/95          24,487         23,609     13,900
8/95          24,832         24,544     13,914
9/95          24,876         25,427     13,928
10/95         23,817         22,880     13,970
11/95         24,465         24,879     13,970
12/31/95      24,384         26,183     13,970

       NORTHSTAR ADVANTAGE SPECIAL FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

                                                                          [LOGO]

Security                                                Shares         Value
------------------------------------------------------------------------------
COMMON STOCK - 91.31%
AIRLINES - 6.53%
America West Airlines, Inc.                             40,000  $    680,000
Atlantic Coast Airlines, Inc.                           30,000       307,500
Comair Holdings, Inc.                                   50,000     1,343,750
Greenwich Air Service, Inc.                              5,000       115,000
                                                                ------------
                                                                   2,446,250
                                                                ------------
AUTOMOTIVE - 2.46%
Cherry Corp. (1)                                        20,000       195,000
Lear Seating Corp. (1)                                  25,000       725,000
                                                                ------------
                                                                     920,000
                                                                ------------
BROADCASTING & MEDIA - 2.36%
Spelling Entertainment Group, Inc.                      25,000       312,500
Viacom, Inc. (1)                                         6,061       287,140
Young Broadcasting, Inc.                                10,000       282,500
                                                                ------------
                                                                     882,140
                                                                ------------
BUSINESS SERVICES - 7.48%
Bell & Howell Holdings Co. (1)                          12,500       350,000
Cambridge Technology Partners, Inc. (1)                 15,000       862,500
NFO Research, Inc. (1)                                  60,000     1,590,000
                                                                ------------
                                                                   2,802,500
                                                                ------------
CAPITAL GOODS - 1.36%
AGCO Corp.                                              10,000       510,000
                                                                ------------
COMMUNICATIONS - 5.42%
Paging Network, Inc. (1)                                40,000       975,000
WorldCom, Inc.                                          30,000     1,057,500
                                                                ------------
                                                                   2,032,500
                                                                ------------
COMPUTER HARDWARE - 2.47%
Encad, Inc. (1)                                         20,000       350,000
Mylex Corp. (1)                                         30,000       573,750
                                                                ------------
                                                                     923,750
                                                                ------------
COMPUTER SOFTWARE - 8.14%
Macromedia, Inc. (1)                                    15,000       783,750
Progress Software Corp. (1)                             20,000       750,000
Sanctuary Woods Multimedia Corp.                       100,000       287,500
Software 2000, Inc.                                    100,000       775,000
Systemsoft Corp. (1)                                    40,000       450,000
                                                                ------------
                                                                   3,046,250
                                                                ------------
CONSUMER NONDURABLES - 6.22%
Cinram Ltd. (2)                                         30,000       551,995
De Rigo SpA (3)                                         25,000       568,750
Mattel, Inc.                                            24,901       765,706
Safety 1st, Inc. (1)                                    30,000       442,500
                                                                ------------
                                                                   2,328,951
                                                                ------------
CONSUMER SERVICES - 1.09%
Team Rental Group, Inc. (1)                             48,000       408,000
                                                                ------------

       NORTHSTAR ADVANTAGE SPECIAL FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

Security                                                Shares         Value
------------------------------------------------------------------------------
FINANCIAL SERVICES - 2.75%
20th Century Industries                                 30,000  $    596,250
Surety Capital Corp. (1)                               124,000       434,000
                                                                ------------
                                                                   1,030,250
                                                                ------------
FOOD & BEVERAGE - 0.92%
Pepsi-Cola Puerto Rico Bottling Co.                     30,000       345,000
                                                                ------------
HEALTHCARE - 5.80%
Elan PLC (1)(3)                                         15,000       729,375
Fresenius USA, Inc. (1)                                 50,000       993,750
TECNOL Medical Products, Inc. (1)                       25,000       450,000
                                                                ------------
                                                                   2,173,125
                                                                ------------
INDUSTRIAL MANUFACTURING - 5.25%
CasTech Aluminum Group, Inc. (1)                        28,700       387,450
Greenfield Industries, Inc.                             25,000       781,250
Haskel International, Inc.                              20,000       117,500
Thermo Fibertek, Inc. (1)                               30,000       678,750
                                                                ------------
                                                                   1,964,950
                                                                ------------
OIL & GAS - 3.77%
Barrett Resources Corp. (1)                             20,000       587,500
Smith International, Inc.                               35,000       822,500
                                                                ------------
                                                                   1,410,000
                                                                ------------
PACKAGING - 0.85%
Brockway Standard Holdings Corp. (1)                    20,000       317,500
                                                                ------------
RESTAURANTS - 4.06%
Daka International, Inc                                 38,400     1,056,000
Italian Oven, Inc.                                      60,000       465,000
                                                                ------------
                                                                   1,521,000
                                                                ------------
RETAIL - 4.77%
Department 56, Inc. (1)                                 15,000       575,625
Dollar General Corp.                                    19,531       405,268
Zale Corp. (1)                                          50,000       806,250
                                                                ------------
                                                                   1,787,143
                                                                ------------
TECHNOLOGY - 18.18%
General Scanning, Inc.                                  40,000       400,000
Marshall Industries (1)                                 15,000       481,875
MEMC Electronic Materials, Inc.                         40,000     1,305,000
Molex, Inc.                                             18,750       574,219
Oak Technology, Inc. (1)                                30,000     1,267,500
Rainbow Technologies, Inc.                              25,000       540,625
SDL, Inc.                                               20,000       480,000
Smart Modular Technologies, Inc.                        10,000       106,250
Trimble Navigation Ltd. (1)                             35,000       651,875
Vicor Corp. (1)                                         50,000     1,000,000
                                                                ------------
                                                                   6,807,344
                                                                ------------
TRANSPORTATION - 1.43%
Swift Transportation Corp. (1)                          35,000       533,750
                                                                ------------
TOTAL COMMON STOCK
(cost $27,096,147)                                                34,190,403
                                                                ------------

       NORTHSTAR ADVANTAGE SPECIAL FUND
       PORTFOLIO OF INVESTMENTS
       DECEMBER 31, 1995

                                                                          [LOGO]

                                                     Principal
Security                                                Amount         Value
------------------------------------------------------------------------------
CONVERTIBLE BONDS - 2.47%
AIRLINES - 2.03%
Greenwich Air Services, Inc.
8.00%, Subordinated Debentures, 11/15/00           $   400,000  $    761,000
                                                                ------------
CONSUMER NONDURABLES - 0.44%
Roadmaster Industries, Inc.
8.00%, Subordinated Debentures, 8/15/03                200,000       164,500
                                                                ------------
TOTAL CONVERTIBLE BONDS
(cost $635,000)                                                      925,500
                                                                ------------
TOTAL INVESTMENT SECURITIES - 93.78%
(cost $27,731,147)                                                35,115,903
REPURCHASE AGREEMENT - 5.54%
Agreement with State Street Bank and Trust
bearing interest at 5.25% dated 12/29/95 to be
repurchased 1/02/96 at $2,073,209 and
collateralized
by $2,065,000 U.S. Treasury Notes, 6.875% due
10/31/96,
value $2,113,824 (cost $2,072,907)                   2,072,000     2,072,907

Other assets less liabilities - 0.68%                                256,180
                                                                ------------
Net Assets - 100.00%                                            $ 37,444,990
                                                                ------------
                                                                ------------

     (1) Non-income producing security.

     (2) Foreign denominated securities.

     (3) American Depositary Receipt.

                See accompanying notes to financial statements.

       NORTHSTAR ADVANTAGE FUNDS
       STATEMENT OF ASSETS AND LIABILITIES
       DECEMBER 31, 1995

                                                          Northstar   Northstar
                                                          Advantage   Advantage    Northstar   Northstar   Northstar   Northstar
                                                         Government   Strategic    Advantage   Advantage   Advantage   Advantage
                                                         Securities      Income   High Yield      Income      Growth     Special
                                                               Fund        Fund         Fund        Fund        Fund        Fund
                                                        ------------------------------------------------------------------------
ASSETS:
Investments in securities, at value (cost
$146,502,019, $70,951,380, $169,134,498, $68,342,242,
$72,645,170 and $27,731,147, respectively)              $156,009,943 $71,502,037 $169,064,242 $75,116,377 $79,613,660 $35,115,903
Repurchase agreements                                     3,595,572   3,226,411    8,112,548           0   1,469,643   2,072,907
Cash                                                            815         705          659   1,097,446       1,917         196
Dividends and interest receivable                           633,756   1,631,855    3,784,598     852,842     184,573      19,113
Receivable for shares of beneficial interest sold           225,782     415,826    1,669,367      36,254     159,610      33,867
Prepaid expenses                                              6,306      85,213        8,360       5,573         724       4,458
Due from advisor                                                  0       7,304            0           0           0         733
Receivable for investments sold                                   0           0       10,000           0           0     387,500
                                                        ------------------------------------------------------------------------
      Total Assets                                      160,472,174  76,869,351  182,649,774  77,108,492  81,430,127  37,634,677
                                                        ------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                         2,963,438           0    1,915,000     500,000           0           0
Dividend payable                                            283,587     319,269      719,805   1,203,338   1,456,891      98,895
Distribution fee payable                                     85,112      50,687      103,502      48,715      64,954      29,344
Investment advisory fee payable                              58,821      43,920       67,238      42,128      51,812      24,128
Payable for shares of beneficial interest reacquired         25,863      56,606       71,128      11,511      46,668         464
Accounting and custodian fee payable                         13,873      12,868       19,168      13,516      16,416       7,897
Accrued expenses                                             58,231      52,577      104,197      31,017      40,333      28,959
                                                        ------------------------------------------------------------------------
      Total Liabilities                                   3,488,925     535,927    3,000,038   1,850,225   1,677,074     189,687
                                                        ------------------------------------------------------------------------
NET ASSETS                                              $156,983,249 $76,333,424 $179,649,736 $75,258,267 $79,753,053 $37,444,990
                                                        ------------------------------------------------------------------------
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest, $.01 par value
outstanding
(unlimited shares authorized),                          $173,066,366 $78,628,070 $188,493,927 $68,394,138 $72,762,775 $30,060,234
Undistributed net investment income (loss)                 (328,169)    104,844      (37,974)    (50,342)    (27,666)          0
Accumulated net realized gain (loss) on investments,
foreign currency, options, and futures                  (25,262,872) (2,413,429)  (8,735,961)    140,336      49,454           0
Net unrealized appreciation (depreciation) of
investments and foreign currency                          9,507,924      13,939      (70,256)  6,774,135   6,968,490   7,384,756
                                                        ------------------------------------------------------------------------
      Net Assets                                        $156,983,249 $76,333,424 $179,649,736 $75,258,267 $79,753,053 $37,444,990
                                                        ------------------------------------------------------------------------
CLASS A:
Net Assets                                               $3,234,699  $21,790,419  $7,466,081    $796,886  $1,354,561  $2,335,103
                                                        ------------------------------------------------------------------------
Shares outstanding                                          321,185   1,757,737      872,019      63,584      87,218     111,604
                                                        ------------------------------------------------------------------------
Net asset value and redemption value per share
(net assets/shares outstanding)                              $10.07      $12.40        $8.56      $12.53      $15.53      $20.92
                                                        ------------------------------------------------------------------------
Maximum offering price per share (net asset value
plus sales charge of 4.75% of offering price)                $10.57      $13.02        $8.99      $13.15      $16.30      $21.96
                                                        ------------------------------------------------------------------------
CLASS B:
Net Assets                                               $2,789,619  $22,142,826 $29,062,558  $1,759,236  $1,986,942  $1,490,929
                                                        ------------------------------------------------------------------------
Shares outstanding                                          276,968   1,786,800    3,392,409     140,614     128,174      71,553
                                                        ------------------------------------------------------------------------
Net asset value and offering price per share                 $10.07      $12.39        $8.57      $12.51      $15.50      $20.84
                                                        ------------------------------------------------------------------------
CLASS C:
Net Assets                                                   $7,573  $2,171,805   $3,410,152    $230,585     $68,902     $61,753
                                                        ------------------------------------------------------------------------
Shares outstanding                                              752     175,474      398,145      18,424       4,445       2,963
                                                        ------------------------------------------------------------------------
Net asset value and offering price per share                 $10.07      $12.38        $8.57      $12.52      $15.50      $20.84
                                                        ------------------------------------------------------------------------
CLASS T:
Net Assets                                              $150,951,358 $30,228,374 $139,710,945 $72,471,560 $76,342,648 $33,557,205
                                                        ------------------------------------------------------------------------
Shares outstanding                                       14,993,613   2,439,270   16,315,322   5,779,671   4,917,043   1,610,464
                                                        ------------------------------------------------------------------------
Net asset value and offering price per share                 $10.07      $12.39        $8.56      $12.54      $15.53      $20.84
                                                        ------------------------------------------------------------------------



ASSETS:
Investments in securities, at value (cost
$146,502,019, $70,951,380, $169,134,498, $68,342,242,
$72,645,170 and $27,731,147, respectively)
Repurchase agreements
Cash
Dividends and interest receivable
Receivable for shares of beneficial interest sold
Prepaid expenses
Due from advisor
Receivable for investments sold

      Total Assets

LIABILITIES:
Payable for investments purchased
Dividend payable
Distribution fee payable
Investment advisory fee payable
Payable for shares of beneficial interest reacquired
Accounting and custodian fee payable
Accrued expenses

      Total Liabilities

NET ASSETS

NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest, $.01 par value outstanding
(unlimited shares authorized),
Undistributed net investment income (loss)
Accumulated net realized gain (loss) on investments, foreign currency, options, and futures
Net unrealized appreciation (depreciation) of investments and foreign currency

      Net Assets

CLASS A:
Net Assets

Shares outstanding

Net asset value and redemption value per share
(net assets/shares outstanding)

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)

CLASS B:
Net Assets

Shares outstanding

Net asset value and offering price per share

CLASS C:
Net Assets

Shares outstanding

Net asset value and offering price per share

CLASS T:
Net Assets

Shares outstanding

Net asset value and offering price per share


      Redemption price per share varies with the length of time Class B, C and T shares are held.

                See accompanying notes to financial statements.

       NORTHSTAR ADVANTAGE FUNDS
       STATEMENT OF OPERATIONS
       FOR THE YEAR ENDED DECEMBER 31, 1995
                                                                          [LOGO]

                                   Northstar  Northstar  Northstar
                                   Advantage  Advantage  Advantage  Northstar  Northstar  Northstar
                                   Government Strategic       High  Advantage  Advantage  Advantage
                                   Securities    Income      Yield     Income     Growth    Special
                                        Fund       Fund       Fund       Fund       Fund       Fund
                                               ---------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of withholding
  taxes $0, $0, $0, $1,447,
  $18,573 and $0, respectively)           --    $31,371   $555,999  $1,831,989 $1,329,626  $142,461
Interest (net of withholding
  taxes $0, $10,163, $31,854, $0,
  $0 and $0, respectively)         $11,347,423 3,805,526 16,157,384 2,662,506    546,337    113,192
                                               ---------------------------------------------------------------
Total investment income            11,347,423 3,836,897  16,713,383 4,494,495  1,875,963    255,653
                                               ---------------------------------------------------------------
EXPENSES:
Investment advisory and
  management fees                    980,772    252,201    683,323    477,095    593,282    287,311
Distribution fees
    Class A                            1,392     15,416      7,358        835      2,523      3,463
    Class B                            6,354     40,187     59,176      5,264      5,718      5,097
    Class C                               32      3,773      8,287        449        245        283
    Class T                          973,588    278,019    927,236    544,122    737,831    347,851
Transfer agent fees and expenses
    Class A                              522      9,786      2,741        353      1,406      1,105
    Class B                              649      6,398      5,537        623        609        399
    Class C                                4        460        837         38         37         30
    Class T                           90,322     19,557     98,363     60,531     71,362     45,637
Printing and postage expenses         20,426     15,265     27,529      8,874     11,651      5,691
Registration fees                     17,588     28,854     28,267     19,541     17,919     19,431
Accounting and Custodian fees         81,209     67,047     96,884     74,361     78,042     55,625
Audit fees                            30,013     11,167     27,168     13,080     14,506     11,817
Directors                             19,122     15,058     18,772     15,878     16,361     23,849
Legal fees                             8,221      3,964      8,652      1,408      5,148      3,443
Insurance                             25,039      4,599     23,405     11,361     16,742      7,913
Organization                               0     21,167          0          0          0          0
Miscellaneous expenses                 5,944     12,939      8,652        989      4,117      3,628
                                               ---------------------------------------------------------------
                                   2,261,197    805,857  2,032,187  1,234,802  1,577,499    822,573
Less expenses reimbursed/waived
  by management company              301,776     87,944          0          0          0        733
                                               ---------------------------------------------------------------
Total expenses                     1,959,421    717,913  2,032,187  1,234,802  1,577,499    821,840
                                               ---------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)       9,388,002  3,118,984  14,681,196 3,259,693    298,464   (566,187)
                                               ---------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain(loss) on
  investments                      10,033,763   657,579  (5,577,338) 6,842,914 16,582,023 1,862,208
Net realized gain(loss) on
  foreign currency                         0    (15,982)   (61,890)         0    (27,666)        21
Net realized loss on options and
  futures                                  0    (84,957)         0          0          0          0
Net change in unrealized
  appreciation of investments      11,830,566 1,109,531  9,968,024  6,328,209    160,556  2,669,199
Net change in unrealized
  appreciation of foreign
  currency                                 0     13,355          0          0          0          0
                                               ---------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS                    21,864,329 1,679,526  4,328,796  13,171,123 16,714,913 4,531,428
                                               ---------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                   $31,252,331 $4,798,510 $19,009,992 $16,430,816 $17,013,377 $3,965,241
                                               ---------------------------------------------------------------

                See accompanying notes to financial statements.

       NORTHSTAR ADVANTAGE FUNDS
       STATEMENT OF CHANGES IN NET ASSETS
       FOR THE YEARS ENDED DECEMBER 31, 1995 AND DECEMBER 31, 1994

                                              Northstar               Northstar               Northstar
                                              Advantage               Advantage               Advantage
                                              Government              Strategic                  High
                                              Securities                Income                  Yield
                                                 Fund                    Fund                    Fund
                                        ----------------------  ----------------------  ----------------------
                                              1995        1994        1995        1994        1995        1994
                                                    ---------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                   $9,388,002  $9,969,143  $3,118,984    $709,465  $14,681,196 $12,572,129
Net realized gain (loss) on
  investments                           10,033,763  (16,686,437)    657,579    107,862  (5,577,338) (3,158,623)
Net realized loss on foreign currency            0           0     (15,982)          0     (61,890)          0
Net realized loss on options and
  futures                                        0           0     (84,957)          0           0           0
Net change in unrealized appreciation
  (depreciation) of investments         11,830,566  (11,609,888)  1,109,531   (573,620)  9,968,024  (12,836,963)
Net change in unrealized appreciation
  of foreign currency                            0           0      13,355           0           0           0
                                                    ---------------------------------------------------------------------
Increase (decrease) in net assets
  resulting from operations             31,252,331  (18,327,182)  4,798,510    243,707  19,009,992  (3,423,457)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
    Class A                                (31,103)          0    (382,101)          0    (238,931)          0
    Class B                                (34,991)          0    (315,465)          0    (537,227)          0
    Class C                                   (156)          0     (29,224)          0     (76,102)          0
    Class T                             (9,374,624) (10,141,623) (2,318,425)   (709,465) (13,814,466) (12,847,877)
In excess of net investment income        (328,169)    (48,535)          0     (31,758)    (37,974)          0
Net realized gain from investments               0           0           0     (96,195)          0     (90,444)
Tax return of capital                            0    (175,125)          0           0           0           0
                                                    ---------------------------------------------------------------------
Total distributions                     (9,769,043) (10,365,283) (3,045,215)   (837,418) (14,704,700) (12,938,321)
                                                    ---------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares         9,486,902  21,123,034  15,818,725  26,116,925  54,017,286  43,821,554
Net proceeds from merger (note 8)                0           0  45,577,269           0           0           0
Net asset value of shares issued to
    shareholders in reinvestment of
    dividends                            6,083,503   6,296,992   1,467,264     488,237   7,796,432   7,185,417
                                                    ---------------------------------------------------------------------
                                        15,570,405  27,420,026  62,863,258  26,605,162  61,813,718  51,006,971
Cost of shares redeemed                 (32,678,732) (30,274,780) (13,535,436)   (859,152) (22,895,030) (23,314,935)
                                                    ---------------------------------------------------------------------
Net increase (decrease) in net assets
  derived from capital share
  transactions                          (17,108,327) (2,854,754) 49,327,822 25,746,010  38,918,688  27,692,036
                                                    ---------------------------------------------------------------------
Net increase (decrease) in net assets    4,374,961  (31,547,219) 51,081,117 25,152,299  43,223,980  11,330,258
NET ASSETS:
Beginning of period                     152,608,288 184,155,507 25,252,307     100,008  136,425,756 125,095,498
End of period (including undistributed
  (overdistributed) net investment
  income: $(328,169), $0; $104,844,
  $24,028,
                                                    ---------------------------------------------------------------------
  $(37,974) and $47,420, respectively)  $156,983,249 $152,608,288 $76,333,424 $25,252,307 $179,649,736 $136,425,756
                                                    ---------------------------------------------------------------------

                See accompanying notes to financial statements.

       NORTHSTAR ADVANTAGE FUNDS
       STATEMENT OF CHANGES IN NET ASSETS
       FOR THE YEARS ENDED DECEMBER 31, 1995 AND DECEMBER 31, 1994
                                                                          [LOGO]

                                              Northstar               Northstar               Northstar
                                              Advantage               Advantage               Advantage
                                                Income                  Growth                 Special
                                                 Fund                    Fund                    Fund
                                        ----------------------  ----------------------  ----------------------
                                              1995        1994        1995        1994        1995        1994
                                                    ---------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)            $3,259,693  $3,482,966    $298,464    $394,554   $(566,187)  $(446,594)
Net realized gain on investments         6,842,914   1,000,270  16,582,023     656,441   1,862,208     267,480
Net realized gain (loss) on foreign
  currency                                       0           0     (27,666)          0          21           0
Net change in unrealized appreciation
  of investments                         6,328,209  (8,922,243)    160,556  (7,523,774)  2,669,199  (1,674,276)
                                                    ---------------------------------------------------------------------
Increase (decrease) in net assets
  resulting from operations             16,430,816  (4,439,007) 17,013,377  (6,472,779)  3,965,241  (1,853,390)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
    Class A                                (16,747)          0      (5,272)          0           0           0
    Class B                                (35,496)          0        (330)          0           0           0
    Class C                                 (3,103)          0          (5)          0           0           0
    Class T                             (3,228,817) (3,524,386)   (265,197)   (414,465)          0           0
Distributions in excess of net
  investment income                        (50,342)   (100,848)    (27,660)          0           0           0
Net realized gain from investments      (6,865,265)   (956,639) (16,582,008)   (702,318) (1,761,465)   (267,480)
Tax return of capital                            0           0           0    (104,514)          0           0
                                                    ---------------------------------------------------------------------
Total distributions                     (10,199,770) (4,581,873) (16,880,472) (1,221,297) (1,761,465)   (267,480)
                                                    ---------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares         4,370,028  10,355,024  10,998,087  12,408,096   8,290,445  17,069,716
Net asset value of shares issued to
    shareholders in reinvestment of
    dividends                            8,536,854   3,770,123  15,393,542   1,098,246   1,662,683     254,328
                                                    ---------------------------------------------------------------------
                                        12,906,882  14,125,147  26,391,629  13,506,342   9,953,128  17,324,044
Cost of shares redeemed                 (17,643,533) (12,181,158) (23,161,995) (10,180,895) (13,560,271) (5,193,117)
                                                    ---------------------------------------------------------------------
Net increase (decrease) in net assets
  derived from capital share
  transactions                          (4,736,651)  1,943,989   3,229,634   3,325,447  (3,607,143) 12,130,927
                                                    ---------------------------------------------------------------------
Net increase (decrease) in net assets    1,494,395  (7,076,891)  3,362,539  (4,368,629) (1,403,367) 10,010,057
NET ASSETS:
Beginning of period                     73,763,872  80,840,763  76,390,514  80,759,143  38,848,357  28,838,300
End of period (including undistributed
  (overdistributed) net investment
  income: $(50,342), $24,470;
  $(27,666), $0,
                                                    ---------------------------------------------------------------------
    $0 and $0, respectively)            $75,258,267 $73,763,872 $79,753,053 $76,390,514 $37,444,990 $38,848,357
                                                    ---------------------------------------------------------------------

                See accompanying notes to financial statements.

       NORTHSTAR ADVANTAGE FUNDS
       FINANCIAL HIGHLIGHTS
       SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                      Net
                                   realized
                                       &                   Dividends   Distributions
           Net Asset              unrealized                declared    declared                              Net Asset
            Value,       Net      gain (loss)  Total from   from net    from net    Distributions              Value,
 Period    beginning  investment      on       investment  investment   realized       from         Total      end of      Total
  ended    of period    income    investments  operations    income       gain        Capital    Distributions  period    Return
----------------------------------------------------------------------------------------------------------------------------------

                                               Government Securities Fund, Class A
----------------------------------------------------------------------------------------------------------------------------------
  6/05/95-
 12/31/95      $9.51      $0.34       $0.59        $0.93      ($0.37)         --           --       ($0.37)      $10.07     10.04%

                                               Government Securities Fund, Class B
----------------------------------------------------------------------------------------------------------------------------------
  6/05/95-
 12/31/95       9.51       0.30        0.59         0.89       (0.33)         --           --        (0.33)       10.07       9.61

                                               Government Securities Fund, Class C
----------------------------------------------------------------------------------------------------------------------------------
  6/05/95-
 12/31/95       9.51       0.30        0.59         0.89       (0.33)         --           --        (0.33)       10.07       9.61

                                               Government Securities Fund, Class T
----------------------------------------------------------------------------------------------------------------------------------
 12/31/95       8.74       0.58        1.35         1.93       (0.60)         --           --        (0.60)       10.07      22.90
 12/31/94      10.32       0.56       (1.56)       (1.00)      (0.57)         --        (0.01)       (0.58)        8.74      (9.82)
 12/31/93       9.22       0.59        1.09         1.68       (0.58)         --           --        (0.58)       10.32      18.48
 12/31/92       8.99       0.61        0.23         0.84       (0.61)         --           --        (0.61)        9.22       9.77
 12/31/91       8.47       0.67        0.52         1.19       (0.67)         --           --        (0.67)        8.99      14.73
 12/31/90       8.47       0.68          --         0.68       (0.68)         --           --        (0.68)        8.47       8.57

                                                  Strategic Income Fund, Class A
----------------------------------------------------------------------------------------------------------------------------------
  6/05/95-
 12/31/95      12.24       0.63        0.13         0.76       (0.60)         --           --        (0.60)       12.40       6.40

                                                  Strategic Income Fund, Class B
----------------------------------------------------------------------------------------------------------------------------------
  6/05/95-
 12/31/95      12.24       0.55        0.15         0.70       (0.55)         --           --        (0.55)       12.39       5.89

                                                  Strategic Income Fund, Class C
----------------------------------------------------------------------------------------------------------------------------------
  6/05/95-
 12/31/95      12.24       0.55        0.14         0.69       (0.55)         --           --        (0.55)       12.38       5.81

                                                  Strategic Income Fund, Class T
----------------------------------------------------------------------------------------------------------------------------------
 12/31/95      11.71       0.98        0.66         1.64       (0.96)         --           --        (0.96)       12.39      14.54
  7/01/94-
 12/31/94      12.00       0.51       (0.25)        0.26       (0.49)      (0.05)       (0.01)       (0.55)       11.71       2.14

                                                     High Yield Fund, Class A
----------------------------------------------------------------------------------------------------------------------------------
  6/05/95-
 12/31/95       8.68       0.48       (0.10)        0.38       (0.50)         --           --        (0.50)        8.56       4.48

                                                     High Yield Fund, Class B
----------------------------------------------------------------------------------------------------------------------------------
  6/05/95-
 12/31/95       8.68       0.44       (0.09)        0.35       (0.46)         --           --        (0.46)        8.57       4.17

                                                     High Yield Fund, Class C
----------------------------------------------------------------------------------------------------------------------------------
  6/05/95-
 12/31/95       8.68       0.44       (0.09)        0.35       (0.46)         --           --        (0.46)        8.57       4.17

                                                     High Yield Fund, Class T
----------------------------------------------------------------------------------------------------------------------------------
 12/31/95       8.29       0.84        0.26         1.10       (0.83)         --           --        (0.83)        8.56      13.71
 12/31/94       9.31       0.81       (0.99)       (0.18)      (0.83)      (0.01)          --        (0.84)        8.29      (2.18)
 12/31/93       9.09       0.85        0.80         1.65       (0.83)      (0.60)          --        (1.43)        9.31      18.89
 12/31/92       7.94       0.92        1.19         2.11       (0.94)      (0.02)          --        (0.96)        9.09      27.57
 12/31/91       6.27       1.08        1.67         2.75       (1.08)         --           --        (1.08)        7.94      46.49
 12/31/90       8.55       1.12       (2.30)       (1.18)      (1.10)         --           --        (1.10)        6.27     (14.59)

                                                  Ratio of
                                                    net
              Net      Ratio of     Ratio of     investment
            Assets,    expenses      expense     income to
            end of    to average  reimbursement   average
 Period     period       net       to average       net      Portfolio
  ended     (000's)   assets(1)   net assets(1)  assets(1)    turnover
---------

---------
  6/05/95
 12/31/95     $3,235       1.02%        0.20%         6.01%        295%

---------
  6/05/95
 12/31/95      2,790       1.70         0.20          5.20         295

---------
  6/05/95
 12/31/95          8       1.68         0.20          5.28         295

---------
 12/31/95    150,951       1.30         0.20          6.23         295
 12/31/94    152,608       1.29         0.20          6.00         315
 12/31/93    184,156       1.31         0.20          5.83          81
 12/31/92    144,144       1.39         0.20          6.81         120
 12/31/91    121,389       1.44         0.20          7.68          87
 12/31/90    108,420       1.43         0.20          8.23          17

---------
  6/05/95
 12/31/95     21,790       1.36         0.07          7.03         153

---------
  6/05/95
 12/31/95     22,143       2.06         0.06          6.47         153

---------
  6/05/95
 12/31/95      2,172       2.02         0.06          6.48         153

---------
 12/31/95     30,228       1.90         0.28          6.86         153
  7/01/94
 12/31/94     25,252       1.90         0.63          7.92         156

---------
  6/05/95
 12/31/95      7,466       1.02           --          9.83         103

---------
  6/05/95
 12/31/95     29,063       1.71           --          9.18         103

---------
  6/05/95
 12/31/95      3,410       1.72           --          9.29         103

---------
 12/31/95    139,711       1.33           --          9.69         103
 12/31/94    136,426       1.34           --          9.08          86
 12/31/93    125,095       1.40           --          8.84         176
 12/31/92     64,063       1.50         0.05          10.3         122
 12/31/91     25,651       1.50         0.46         14.84          57
 12/31/90     11,342       1.44         0.81         15.15         156

(1) Annualized

       NORTHSTAR ADVANTAGE FUNDS
       FINANCIAL HIGHLIGHTS
       SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
                                                                          [LOGO]

                                      Net
                                   realized
                                       &                   Dividends   Distributions
           Net Asset              unrealized                declared    declared                              Net Asset
            Value,       Net      gain (loss)  Total from   from net    from net    Distributions              Value,
 Period    beginning  investment      on       investment  investment   realized       from         Total      end of      Total
  ended    of period    income    investments  operations    income       gain        Capital    Distributions  period    Return
----------------------------------------------------------------------------------------------------------------------------------

                                                  Ratio of
                                                    net
              Net      Ratio of     Ratio of     investment
            Assets,    expenses      expense     income to
            end of    to average  reimbursement   average
 Period     period       net       to average       net      Portfolio
  ended     (000's)   assets(1)   net assets(1)  assets(1)    turnover
---------
                                                       Income Fund, Class A
----------------------------------------------------------------------------------------------------------------------------------
  6/05/95-
 12/31/95     $12.77      $0.43       $1.06        $1.49      ($0.48)     ($1.25)          --       ($1.73)      $12.53     11.95%

                                                       Income Fund, Class B
----------------------------------------------------------------------------------------------------------------------------------
  6/05/95-
 12/31/95      12.77       0.35        1.09         1.44       (0.45)      (1.25)          --        (1.70)       12.51      11.56

                                                       Income Fund, Class C
----------------------------------------------------------------------------------------------------------------------------------
  6/05/95-
 12/31/95      12.77       0.38        1.07         1.45       (0.45)      (1.25)          --        (1.70)       12.52      11.49

                                                       Income Fund, Class T
----------------------------------------------------------------------------------------------------------------------------------
 12/31/95      11.54       0.57        2.27         2.84       (0.59)      (1.25)          --        (1.84)       12.54      25.11
 12/31/94      12.94       0.57       (1.25)       (0.68)      (0.54)      (0.16)       (0.02)       (0.72)       11.54      (5.33)
 12/31/93      12.05       0.49        1.20         1.69       (0.49)      (0.31)          --        (0.80)       12.94      14.08
 12/31/92      11.66       0.55        0.36         0.91       (0.52)         --           --        (0.52)       12.05       8.06
 12/31/91      10.13       0.57        1.53         2.10       (0.57)         --           --        (0.57)       11.66      21.17
 12/31/90      10.71       0.61       (0.54)        0.07       (0.63)         --        (0.02)       (0.65)       10.13       0.78

                                                       Growth Fund, Class A
----------------------------------------------------------------------------------------------------------------------------------
  6/05/95-
 12/31/95      17.59       0.08        1.95         2.03       (0.10)      (3.99)          --        (4.09)       15.53      11.55

                                                       Growth Fund, Class B
----------------------------------------------------------------------------------------------------------------------------------
  6/05/95-
 12/31/95      17.59       0.06        1.92         1.98       (0.08)      (3.99)          --        (4.07)       15.50      11.27

                                                       Growth Fund, Class C
----------------------------------------------------------------------------------------------------------------------------------
  6/05/95-
 12/31/95      17.59       0.04        1.92         1.96       (0.06)      (3.99)          --        (4.05)       15.50      11.17

                                                       Growth Fund, Class T
----------------------------------------------------------------------------------------------------------------------------------
 12/31/95      15.75       0.07        3.77         3.84       (0.07)      (3.99)          --        (4.06)       15.53      24.40
 12/31/94      17.33       0.08       (1.41)       (1.33)      (0.08)      (0.15)       (0.02)       (0.25)       15.75      (7.66)
 12/31/93      16.36       0.02        1.67         1.69       (0.04)      (0.67)       (0.01)       (0.72)       17.33      10.36
 12/31/92      16.37       0.02        1.30         1.32       (0.02)      (1.31)          --        (1.33)       16.36       8.05
 12/31/91      12.49       0.09        4.62         4.71       (0.08)      (0.75)          --        (0.83)       16.37      38.10
 12/31/90      13.85       0.10       (0.83)       (0.73)      (0.10)      (0.51)       (0.02)       (0.63)       12.49      (5.24)

                                                      Special Fund, Class A
----------------------------------------------------------------------------------------------------------------------------------
  6/05/95-
 12/31/95      19.56      (0.09)       2.48         2.39          --       (1.03)          --        (1.03)       20.92      12.20

                                                      Special Fund, Class B
----------------------------------------------------------------------------------------------------------------------------------
  6/05/95-
 12/31/95      19.56      (0.12)       2.43         2.31          --       (1.03)          --        (1.03)       20.84      11.79

                                                      Special Fund, Class C
----------------------------------------------------------------------------------------------------------------------------------
  6/05/95-
 12/31/95      19.56      (0.15)       2.46         2.31          --       (1.03)          --        (1.03)       20.84      11.79

                                                      Special Fund, Class T
----------------------------------------------------------------------------------------------------------------------------------
 12/31/95      19.64      (0.34)       2.57         2.23          --       (1.03)          --        (1.03)       20.84      11.34
 12/31/94      20.79      (0.25)      (0.76)       (1.01)         --       (0.14)          --        (0.14)       19.64      (4.86)
 12/31/93      17.40      (0.32)       3.83         3.51          --       (0.12)          --        (0.12)       20.79      20.16
 12/31/92      15.74      (0.33)       2.61         2.28          --       (0.62)          --        (0.62)       17.40      14.54
 12/31/91      10.64      (0.21)       6.24         6.03          --       (0.93)          --        (0.93)       15.74      57.27
 12/31/90      11.67      (0.20)      (0.83)       (1.03)         --          --           --           --        10.64      (8.83)


---------
  6/05/95
 12/31/95       $797       1.27%          --          4.99%        131%

---------
  6/05/95
 12/31/95      1,759       1.95           --          4.38         131

---------
  6/05/95
 12/31/95        231       1.91           --          4.49         131

---------
 12/31/95     72,472       1.68           --          4.44         131
 12/31/94     73,764       1.69           --          4.36          59
 12/31/93     80,841       1.77           --          3.99          38
 12/31/92     56,823       2.02           --          4.73          59
 12/31/91     49,367       2.06           --          5.21          77
 12/31/90     44,750       2.10           --          5.73          57

---------
  6/05/95
 12/31/95      1,355       1.42           --          0.63         134

---------
  6/05/95
 12/31/95      1,987       2.07           --          0.06         134

---------
  6/05/95
 12/31/95         69       2.11           --          0.02         134

---------
 12/31/95     76,343       2.00           --          0.37         134
 12/31/94     76,391       2.00           --          0.49          54
 12/31/93     80,759       2.04           --          0.13          42
 12/31/92     56,759       2.15           --          0.09          47
 12/31/91     40,884       2.25           --          0.66          64
 12/31/90     24,927       2.33           --          0.80          54

---------
  6/05/95
 12/31/95      2,335       1.50           --        (0.91)          71

---------
  6/05/95
 12/31/95      1,491       2.20         0.01        (1.64)          71

---------
  6/05/95
 12/31/95         62       2.20         0.03        (1.60)          71

---------
 12/31/95     33,557       2.16           --        (1.50)          71
 12/31/94     38,848       2.16           --        (1.25)          39
 12/31/93     28,838       2.34           --        (1.66)          35
 12/31/92     11,336       2.84           --        (2.12)          40
 12/31/91      5,480       2.95         0.74        (1.57)          85
 12/31/90      3,024       2.95         2.03        (0.97)          72

(1) Annualized

      THE NORTHSTAR ADVANTAGE FUNDS
      NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Organization - Northstar Advantage Government Securities Fund, Northstar Advantage Strategic Income Fund, Northstar Advantage High Yield Fund, Northstar Advantage Income Fund, Northstar Advantage Growth Fund and Northstar Advantage Special Fund (the "Funds") are organized under the laws of the Commonwealth of Massachusetts and registered under the Investment Company Act of 1940 as diversified open-end management investment companies. Each is a separate investment company with its own investment objective and specific investment goals set forth below:
    NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES FUND ("Government Securities Fund") seeks to achieve a high level of current income and to conserve principal by investing in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

    NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND ("Strategic Income Fund") seeks to achieve high current income by allocating its investments among the following three sectors of the fixed income securities markets: debt obligations of the
U.S. Government, its agencies and instrumentalities: high yield-high risk, lower-rated and nonrated U.S. and foreign fixed income securities, and investment grade debt obligations of foreign governments, their agencies and instrumentalities.

    NORTHSTAR ADVANTAGE HIGH YIELD FUND ("High Yield Fund") seeks high current income through investment primarily in long-term and intermediate-term fixed income securities, with emphasis on high yield-high risk, lower-rated and nonrated corporate debt instruments.

    NORTHSTAR ADVANTAGE INCOME FUND ("Income Fund") seeks to realize income and secondarily, capital appreciation. This Fund invests in a balance of debt securities, common and preferred stocks, and debt securities and preferred stocks convertible into common stock.

    NORTHSTAR ADVANTAGE GROWTH FUND ("Growth Fund") seeks to achieve long-term growth of capital through investment principally in common stocks and, to a lesser extent, it may also invest in preferred stocks and convertible securities.

    NORTHSTAR ADVANTAGE SPECIAL FUND ("Special Fund") seeks to achieve capital appreciation through investment in a diversified portfolio of equity securities selected for their potential for growth. The Fund invests primarily in smaller, lesser-known companies that may be subject to greater price volatility than more mature companies.

    Management's use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date(s) of financial statements and the reported amounts of income and expenses during the reporting period(s). Actual results could differ from those estimates.

    Security Valuation - Equity securities are valued at the closing sale prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid or asked prices for such securities, or, if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees. The books and records of the Funds are maintained in U.S. dollars. Securities quoted in foreign currencies are translated into U.S. dollars based on the prevailing exchange rates on that day. The Adviser uses independent pricing services to price the Funds' securities.

    Security Transactions, Investment Income, Expenses and Distributions to Shareholders - Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected; discounts are accrued, and premiums amortized to par at maturity; dividend income is recorded on the ex-dividend dates. Income, expenses (except class specific expenses), and realized/unrealized gains/losses, are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. Dividends from net investment income are declared and paid monthly by the Government Securities, Strategic Income and High Yield Funds, declared and paid quarterly by the Income Fund and Special Fund and declared and paid annually by the Growth Fund. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can

       THE NORTHSTAR ADVANTAGE FUNDS
       NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995
                                                                          [LOGO]

be reduced by a capital loss carryover, such gain will not be distributed.

    Net realized and unrealized gain (loss) on foreign currency transactions represents the foreign exchange:

    (1) gains and losses from the sale of holdings of foreign currencies, (2) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

    The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

    Forward Foreign Currency Contracts and Options - The Funds may enter into forward foreign currency contracts ("contracts") to purchase or sell currencies at a specified rate at a future date. The Funds may enter into these contracts solely for hedging purposes.

    The Funds write and purchase put and call options on foreign currencies. The premium paid by the Funds for the purchase of a call or put option is recorded as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds realize a loss in the amount of the cost of the option.

    The amount of potential gain or loss to the Funds upon exercise of a written call option is the value (in U.S. dollars) of the currency sold, less the value of the U.S. dollars received in exchange. The amount of potential gain or loss to the Funds upon exercise of a written put option is the value (in U.S. dollars) of the currency received, less the value of the U.S. dollars paid in exchange.

    Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contract and from unanticipated movement in the value of a foreign currency relative to the U.S. dollar.

    Repurchase Agreements - The Funds' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a marked-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

    Federal Income Taxes - The Funds intend to comply with the special provisions of the Internal Revenue Code available to investment companies and to distribute all of the taxable net income to their respective shareholders. Therefore, no Federal income tax provision or excise tax provision is required.

    Organization Expenses - Organization expenses have been capitalized by the Funds and amortized on a straight-line basis over a 60 month period from the commencement of operations of each Fund. Costs incurred by the Strategic Income Fund in connection with its organization and its original registration amounted to $105,074.

NOTE 2. INVESTMENT ADVISER AND ADMINISTRATOR AND DISTRIBUTOR

     NWNL Northstar, Inc. (and its wholly owned operating subsidiaries, Northstar Investment Management Corp., Northstar Distributors, Inc. and Northstar Administrator Corp.) is an 80% owned subsidiary of ReliaStar Financial Corp.

    Northstar Investment Management Corp. (the "Adviser") serves as each Fund's investment adviser. Each Fund pays the Adviser an investment advisory fee calculated at an annual rate of 0.45% of average daily net assets for High Yield Fund, 0.65% of average daily net assets for the Government Securities, Strategic Income and Income Funds, and 0.75% of average daily net assets for the Growth and Special Funds. The Adviser has agreed to waive 0.20% of its advisory fee for the Government Securities Fund through December 31, 1995 therefore the rate paid equals 0.45% of average daily net assets. For the year ended December 31, 1995, the Adviser waived $301,776 of advisory fees for the Government Securities Fund. For the year ended December 31, 1995, the Funds paid combined advisory fees to Boston Security Counselors, Inc. (the former adviser) and Northstar Investment Management Corp. (the current adviser) of $3,273,984.

      THE NORTHSTAR ADVANTAGE FUNDS
      NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995

    Northstar Administrators Corporation (the "Administrator") serves as administrator to the Funds pursuant to an Administrative Services Agreement.
    The Adviser has agreed that the fee of a Fund will be reduced, or the Adviser will reimburse the Fund (up to the amount of its fee) by an amount necessary to prevent the total expenses of the Fund (excluding taxes, interest, brokerage commissions or transaction costs, certain distribution fees and extraordinary expenses) from exceeding limits applicable to the Fund in any state in which its shares then are qualified for sale. Currently, the most restrictive annual expense limitation is 2.5% of the first $30,000,000 of average net assets, 2.0% of the next $70,000,000 and 1.5% of the excess.

    The Adviser has voluntarily undertaken to limit the expenses through December 31, 1995 of the Strategic Income Fund to 1.2% (Class A), 1.9% (Class
B), 1.9% (Class C) and  1.29% (Class T) and of  the Special Fund to 1.5%  (Class
A), 2.2% (Class B & C), and 2.16 (Class T) of each respective class's average net assets. The Adviser will reimburse the Funds for amounts in excess of such limits, up to the total amount of fees received during the period. During the year ended December 31, 1995, the Adviser's reimbursements aggregated $87,944 and $733 for the Strategic Income Fund and Special Fund, respectively.

    Northstar Distributors, Inc. (the "Distributor") an affiliate of the Adviser and the Administrator, is the distributor of each Fund's shares. Under separate Plans of Distribution pertaining to Class A, Class B, Class C and Class T shares, the Funds pay the Distributor monthly service fees at an annual rate of 0.25% of the average daily net assets in the case of Class A, Class B, Class C and Class T shares, and monthly distribution fees at the annual rate of 0.05% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class B and Class C shares for all Funds. Class T shares pay monthly distribution fees at an annual rate of 0.40% of average daily net assets for the Government Securities and High Yield Funds, 0.50% of average daily net assets for the Income Fund and 0.65% of average daily net assets for the Strategic Income, Growth and Special Funds. At December 31, 1995, the Funds owed the Distributor $382,314 in service and distribution fees.

    The Distributor also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions of Class A, Class B, Class C and Class T shares. For the twelve months ended December 31, 1995, the Distributor earned the following amounts in sales charges:

                  CLASS A    CLASS B     CLASS C     CLASS T
                  SHARES     SHARES      SHARES      SHARES
                 ---------  ---------  -----------  ---------
Initial Sales
Charges          $ 359,111  $       0   $       0   $       0
Contingent
Deferred Sales
Charges          $       0  $  25,864   $   4,699   $1,164,912

NOTE 3. ACQUISITION

     On the close of business June 2, 1995, the Adviser completed the acquisition of certain assets related to the mutual fund business of The Advest Group, Inc. At the time of the transaction, the Funds entered into new Investment Advisory Agreements, Distribution Agreements and Transfer Agency and Service Agreements with new service providers, the terms and provisions of which are substantially identical to the agreements with the former service providers.

NOTE 4. PURCHASES AND SALES OF INVESTMENT SECURITIES

     The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended December 31, 1995, were as follows:

                     NORTHSTAR   NORTHSTAR
                     ADVANTAGE   ADVANTAGE   NORTHSTAR
                     GOVERNMENT  STRATEGIC   ADVANTAGE
                     SECURITIES    INCOME    HIGH YIELD
                        FUND        FUND        FUND
                     ----------  ----------  ----------
Aggregate Purchases  $435,284,789 $103,412,467 $179,129,009
Aggregate Sales      $440,568,347 $57,645,035 $149,037,583

    U.S. Government Securities included above were as follows:

Aggregate Purchases  $435,284,789 $13,853,812 $6,775,781
Aggregate Sales      $440,568,347 $12,304,156 $8,771,078

                     NORTHSTAR   NORTHSTAR   NORTHSTAR
                     ADVANTAGE   ADVANTAGE   ADVANTAGE
                       INCOME      GROWTH     SPECIAL
                        FUND        FUND        FUND
                     ----------  ----------  ----------
Aggregate Purchases  $92,115,139 $98,960,228 $26,310,256
Aggregate Sales      $94,451,550 $105,559,381 $32,938,066

    U.S. Government Securities included above were as follows:

Aggregate Purchases  $2,000,000  $1,883,200  $        0
Aggregate Sales      $10,367,352 $        0  $        0

       THE NORTHSTAR ADVANTAGE FUNDS
       NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995
                                                                          [LOGO]

    For the year ended December 31, 1995, option transactions on foreign currencies in the Funds were as follows:

                                            PREMIUMS
STRATEGIC INCOME FUND                       RECEIVED
                                           -----------
Call options outstanding at December 31,
 1994                                               0
  Call options written                      $  28,880
  Call options exercised                      (28,800)
                                           -----------
Call options outstanding at December 31,
 1995                                       $       0
                                           -----------
                                           -----------

NOTE 5. PORTFOLIO SECURITIES (TAX BASIS)

     The cost of securities for federal income tax purposes and the aggregate appreciation and depreciation of securities at December 31, 1995 were as follows:

                     NORTHSTAR   NORTHSTAR
                     ADVANTAGE   ADVANTAGE   NORTHSTAR
                     GOVERNMENT  STRATEGIC   ADVANTAGE
                     SECURITIES    INCOME    HIGH YIELD
                        FUND        FUND        FUND
                     ----------  ----------  ----------
Cost (tax basis)     $146,502,019 $70,946,205 $169,134,498
                     ----------  ----------  ----------
Appreciated
Securities            9,507,924   2,664,042   6,510,205
Depreciated
Securities                    0   2,108,210   6,580,461
                     ----------  ----------  ----------
Net Unrealized
Appreciation         $9,507,924  $  555,832  $  (70,256)
                     ----------  ----------  ----------

                     NORTHSTAR   NORTHSTAR   NORTHSTAR
                     ADVANTAGE   ADVANTAGE   ADVANTAGE
                       INCOME      GROWTH     SPECIAL
                        FUND        FUND        FUND
                     ----------  ----------  ----------
Cost (tax basis)     $68,342,244 $72,645,170 $27,731,147
                     ----------  ----------  ----------
Appreciated
Securities            7,615,202  10,287,227   9,085,142
Depreciated
Securities              841,067   3,318,737   1,700,386
                     ----------  ----------  ----------
Net Unrealized
Appreciation         $6,774,135  $6,968,490  $7,384,756
                     ----------  ----------  ----------

      THE NORTHSTAR ADVANTAGE FUNDS
      NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995

NOTE 6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of each Fund for the year ended December 31, 1995, were as follows:

                                          NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES FUND
                      ---------------------------------------------------------------------------------------
                            CLASS A               CLASS B               CLASS C                CLASS T
                      --------------------  --------------------  --------------------  ---------------------
                       SHARES     AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT     SHARES      AMOUNT
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
Shares sold             326,499  $3,175,556   278,689  $2,664,382       732  $   6,973    403,851  $3,639,991
Reinvested dividends      3,398     32,936      3,358     32,382         20        190    649,744   6,017,995
Shares redeemed           8,712     83,280      5,079     50,119          0          0  3,526,879  32,545,333
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
Net increase
 (decrease)             321,185  $3,125,212   276,968  $2,646,645       752  $   7,163  (2,473,284) $(22,887,347)
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------

                                             NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND
                      ---------------------------------------------------------------------------------------
                            CLASS A               CLASS B               CLASS C                CLASS T
                      --------------------  --------------------  --------------------  ---------------------
                       SHARES     AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT     SHARES      AMOUNT
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
Shares sold             147,505  $2,139,353   492,026  $6,234,501    51,547  $ 652,909    565,764  $6,791,962
Issued in merger
 (Note 8)             2,278,702  27,859,837 1,316,859  16,093,857   133,030  1,623,575          0           0
Reinvested dividends      9,752    119,651      9,167    112,921        517      6,349    101,327   1,228,343
Shares redeemed         678,222  8,374,357     31,251    383,568      9,620    118,119    384,285   4,659,392
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
Net increase
 (decrease)           1,757,737  $21,744,484 1,786,801 $22,057,711   175,475 $2,164,714   282,806  $3,360,913
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------

                                                NORTHSTAR ADVANTAGE HIGH YIELD FUND
                      ---------------------------------------------------------------------------------------
                            CLASS A               CLASS B               CLASS C                CLASS T
                      --------------------  --------------------  --------------------  ---------------------
                       SHARES     AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT     SHARES      AMOUNT
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
Shares sold             910,824  $7,850,386 3,422,451  $29,521,715   439,743 $3,740,733 1,518,926  $12,904,451
Reinvested dividends     21,104    181,582     24,757    213,414      2,911     25,009    862,636   7,376,428
Shares redeemed          59,909    516,072     54,799    471,184     44,509    326,267  2,517,197  21,581,507
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
Net increase
 (decrease)             872,019  $7,515,896 3,392,409  $29,263,945   398,145 $3,439,475  (135,635) $(1,300,628)
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------

                                                  NORTHSTAR ADVANTAGE INCOME FUND
                      ---------------------------------------------------------------------------------------
                            CLASS A               CLASS B               CLASS C                CLASS T
                      --------------------  --------------------  --------------------  ---------------------
                       SHARES     AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT     SHARES      AMOUNT
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
Shares sold              61,555  $ 803,879    131,744  $1,730,774    16,525  $ 219,651    127,572  $1,615,724
Reinvested dividends      6,552     82,392      9,620    120,686      1,910     23,922    661,324   8,309,854
Shares redeemed           4,523     61,195        750      9,931         11        142  1,402,049  17,572,265
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
Net increase
 (decrease)              63,584  $ 825,076    140,614  $1,841,529    18,424  $ 243,431   (613,153) $(7,646,687)
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------

       THE NORTHSTAR ADVANTAGE FUNDS
       NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995
                                                                          [LOGO]

                                                  NORTHSTAR ADVANTAGE GROWTH FUND
                      ---------------------------------------------------------------------------------------
                            CLASS A               CLASS B               CLASS C                CLASS T
                      --------------------  --------------------  --------------------  ---------------------
                       SHARES     AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT     SHARES      AMOUNT
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
Shares sold             294,621  $5,453,559   116,727  $2,205,716     3,902  $  73,428    191,904  $3,265,384
Reinvested dividends     17,194    267,392     20,122    312,150        704     10,926    951,457  14,803,074
Shares redeemed         224,597  4,152,792      8,675    165,916        161      3,133  1,077,114  18,840,154
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
Net increase
 (decrease)              87,218  $1,568,159   128,174  $2,351,950     4,445  $  81,221     66,247  $ (771,696)
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------

                                                 NORTHSTAR ADVANTAGE SPECIAL FUND
                      ---------------------------------------------------------------------------------------
                            CLASS A               CLASS B               CLASS C                CLASS T
                      --------------------  --------------------  --------------------  ---------------------
                       SHARES     AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT     SHARES      AMOUNT
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
Shares sold             131,315  $2,798,032    70,725  $1,537,491     2,986  $  64,085    199,543  $3,892,577
Reinvested dividends      4,827    100,976      2,276     47,440         23        476     72,639   1,513,791
Shares redeemed          24,538    536,495      1,448     31,326         46      1,008    639,277  12,993,182
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
Net increase
 (decrease)             111,604  $2,362,513    71,553  $1,553,605     2,963  $  63,553   (367,095) $(7,586,814)
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------

Transactions in capital shares of each Fund for the period ended December 31, 1994:

                                          NORTHSTAR
                                          ADVANTAGE    NORTHSTAR    NORTHSTAR                              NORTHSTAR
                                         GOVERNMENT    ADVANTAGE    ADVANTAGE    NORTHSTAR    NORTHSTAR    ADVANTAGE
                                         SECURITIES    STRATEGIC   HIGH YIELD    ADVANTAGE    ADVANTAGE     SPECIAL
                                            FUND      INCOME FUND     FUND      INCOME FUND  GROWTH FUND     FUND
                                         -----------  -----------  -----------  -----------  -----------  -----------
Shares sold                               2,245,605    2,179,305    4,838,429      816,629      738,054      836,044
Reinvested Dividends                        688,507       41,216      814,933      315,928       69,353       13,295
shares redeemed                          (3,319,046)     (72,391)  (2,639,388)    (986,442)    (616,850)    (259,035)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease)                    (384,934)   2,148,130    3,013,974      146,115      190,557      590,304
                                         -----------  -----------  -----------  -----------  -----------  -----------

NOTE 7. CREDIT RISK AND DEFAULTED SECURITIES

     Although the Funds have a diversified portfolio, the High Yield Fund had 66.81% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in higher yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 1995, the High Yield Fund and Strategic Income Fund held Ithaca Industries and Wherehouse Entertainment, Inc., securities in default, respectively. The value of these securities represented $701,125 or 0.39% of the High Yield Fund and $180,000 or 0.24% of the Strategic Income Fund's net assets.

    For financial reporting purposes, it is each Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

NOTE 8. TRANSFER OF NET ASSETS

     At the close of business on October 27, 1995 (the "Closing"), the Northstar Advantage Strategic Income Fund ("Strategic Income Fund") acquired the net assets of the Northstar Advantage Multi-Sector Bond Fund, ("Multi-Sector Fund") pursuant to an Agreement and Plan of Reorganization dated June 2, 1995. In accordance with the agreement, the Strategic Income Fund, at the closing, issued 3,728,590 shares of the Strategic Income Fund having an aggregate value of $45,577,269 which included unrealized depreciation on investments of $535,327 and accumulated net realized loss of $2,981,579. As a result the Strategic Income Fund issued .370703764 share for each Multi-Sector Fund Class A and

      THE NORTHSTAR ADVANTAGE FUNDS
      NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995

Class B share and .371826372 share for each Multi-Sector Fund Class C share. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Directly after the merger the combined net assets in the Strategic Income Fund were $79,737,813 with a net asset value of $12.22 for Class A and Class B shares and $12.21 for Class C shares.

NOTE 9. SUBSEQUENT EVENTS

     The shareholders of the Northstar Advantage Special Fund at a meeting dated January 30, 1996 voted to approve a subadvisory agreement (the "Agreement") between Northstar Investment Management Corporation, the Fund's investment adviser (the "Adviser"), and Navellier Fund Management, Inc. (Navellier). Pursuant to the Agreement, Navellier will assume responsibility for the day to day investment management of the Fund, subject to the supervision of the Adviser and the Trustees of the Fund. For its services, the Adviser will pay Navellier an annual fee of 0.48% of 1% annually of average daily net assets of the Fund.

NOTE 10. FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD

     At December 31, 1995, the High Yield Fund had capital loss carryforwards expiring December 31, 2002 and 2003 of $3,158,623 and $5,578,591, respectively. The Government Securities Fund had capital loss carryforwards expiring December 31, 1996, 1997, 1998, and 2002 of $4,142,376, $2,940,526, $1,442,754 and
$16,737,216, respectively.

    In addition, at December 31, 1995, Strategic Income Fund had remaining acquired capital loss carryforwards expiring October 31, 2002 and 2003 of $1,591,699 and $1,301,325, respectively. These acquired capital loss carryforwards are subject to limitations on their use under the Internal Revenue Code, as amended.

NOTE 11. COMPENSATING BALANCE ARRANGEMENT

     The Funds have an informal compensating balance with the Custodian whereby the Funds may have overdrafts in their respective accounts and have no interest assessed on the overdrafts. In return, the Funds are required to maintain positive balances to offset negative balances. The required deposits are calculated by dividing the overdrawn amounts by 0.90. At December 31, 1995, the Income Fund had a remaining obligation to leave $13,242,987 in the Fund's account. This offset arrangement does not result in a reduction of the fees paid by the Funds to the Custodian.

       NORTHSTAR ADVANTAGE TRUST
       REPORT OF INDEPENDENT ACCOUNTANTS
                                                                          [LOGO]

To The Shareholders and Board of Trustees of
Northstar Advantage Government Securities Fund, Northstar Advantage Strategic Income Fund,
Northstar Advantage High Yield Fund, Northstar Advantage Income Fund, Northstar Advantage Growth Fund and Northstar Advantage Special Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Northstar Advantage Government Securities Fund, Northstar Advantage Strategic Income Fund, Northstar Advantage High Yield Fund, Northstar Advantage Income Fund, Northstar Advantage Growth Fund and Northstar Advantage Special Fund, (the "Funds") as of the December 31, 1995, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements for the year ended December 31, 1994, were audited by other auditors, whose report dated February 15, 1995, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northstar Advantage Government Securities Fund, Northstar Advantage Strategic Income Fund, Northstar Advantage High Yield Fund, Northstar Advantage Income Fund, Northstar Advantage Growth Fund and Northstar Advantage Special Fund as of December 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
New York, New York
February 15, 1996

                                  TRUSTEES

Paul S. Doherty                       Mark L. Lipson                         John G. Turner
Robert B. Goode                        Walter H. May                     David W. C. Putnam
David W. Wallace                      Alan L. Gosule                          John R. Smith
Marjory D. Williams

                            PRINCIPAL OFFICERS

John G. Turner - Chairman                               Margaret D. Patel - Vice President
Mark L. Lipson - President                            Prescott B. Crocker - Vice President
Geoffrey Wadsworth - Vice President                       Thomas Ole Dial - Vice President
Lisa Hurley - Vice President & Secretary              Ernest N. Mysogland - Vice President
Agnes Mullady - Vice President & Treasurer

INVESTMENT ADVISER                                                           ADMINISTRATOR

NORTHSTAR INVESTMENT                                  NORTHSTAR ADMINISTRATORS CORPORATION
MANAGEMENT CORPORATION                                                  Two Pickwick Plaza
Two Pickwick Plaza                                                     Greenwich, CT 06830
Greenwich, CT 06830

DISTRIBUTOR                                                                 TRANSFER AGENT

NORTHSTAR DISTRIBUTORS, INC.                           FIRST DATA INVESTORS SERVICES GROUP
Two Pickwick Plaza                                                      One Exchange Place
Greenwich, CT 06830                                                       Boston, MA 02109

CUSTODIAN & FUND
ACCOUNTANT

STATE STREET BANK AND TRUST COMPANY
 225 Franklin Street
 Boston, MA 02110

                         ANNUAL REPORT TO SHAREHOLDERS

                               DECEMBER 31, 1995

                         ANNUAL REPORT TO SHAREHOLDERS

                               DECEMBER 31, 1995

                         ANNUAL REPORT TO SHAREHOLDERS

                               DECEMBER 31, 1995

                         ANNUAL REPORT TO SHAREHOLDERS

                               DECEMBER 31, 1995

                         ANNUAL REPORT TO SHAREHOLDERS

                               DECEMBER 31, 1995

                         ANNUAL REPORT TO SHAREHOLDERS

                               DECEMBER 31, 1995